                                                                   EXHIBIT 10.12



                        CONFIDENTIAL TREATMENT REQUESTED.
             CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION

                              BASIC ORDER AGREEMENT

                                     #13844

                          DIGITAL EQUIPMENT CORPORATION

                                    ("Buyer")


                                       AND

                                  ODETICS, INC.

                                   ("Seller")

                                       FOR

                       AUTOMATED HALF INCH TAPE LIBRARIES

                         (Material, Spares, and Repairs)

                PURCHASE PERIOD: April 15, 1993 - August 30, 1998





--------------------------------------------------------------------------------
(C) DIGITAL EQUIPMENT CORPORATION 1993
This Is An Unpublished Work Which Contains Confidential And Secret Information Which Is Protected Under The Copyright Laws. The Existence Of The Copyright Notice Is Not To Be Construed As An Admission Or Presumption That Publication Has Occurred. Unauthorized Copying Is Strictly Prohibited. All Rights Reserved.
--------------------------------------------------------------------------------

                                      INDEX

SECTION                                                                     PAGE

SECTION     I    BASIC ORDER AGREEMENT ....................................   3
SECTION    II    PURCHASE ORDERS ..........................................   4
SECTION   III    PURCHASE PERIOD ..........................................   5
SECTION    IV    PRICING ..................................................   5
SECTION     V    MATERIAL FORECAST/CAPACITY PLANNING ......................   7
SECTION    VI    DELIVERY/LEADTIME/FLEXIBILITY ............................   8
SECTION   VII    QUALITY, INSPECTION, AND ACCEPTANCE.......................  11
SECTION  VIII    PAYMENT ..................................................  12
SECTION    IX    WARRANTY .................................................  12
SECTION     X    CONFIDENTIAL INFORMATION AND ADVERTISING..................  13
SECTION    XI    INTELLECTUAL PROPERTY INDEMNITY ..........................  14
SECTION   XII    CHANGES ..................................................  14
SECTION  XIII    TERM OF AVAILABILITY .....................................  16
SECTION   XIV    U.S. CUSTOMS, MARKING, AND DUTY DRAWBACK..................  17
SECTION    XV    FORCE MAJEURE ............................................  18
SECTION   XVI    COMPLIANCE WITH LAWS .....................................  18
SECTION  XVII    TERMINTION FOR CAUSE .....................................  19
SECTION XVIII    DOCUMENTATION, TRAINING & TECHNICAL
                    SUPPORT ...............................................  20
SECTION   XIX    RIGHTS AND ASSISTANCE TO REPAIR ..........................  20
SECTION    XX    SIMILAR PRODUCTS .........................................  21
SECTION   XXI    BUSINESS REVIEWS .........................................  21
SECTION  XXII    NO IMPLIED LICENSE .......................................  21
SECTION XXIII    NOTICES ..................................................  21
SECTION  XXIV    LIMITATION OF LIABILITY ..................................  22
SECTION   XXV    CONSIGNED MATERIAL .......................................  22
SECTION  XXVI    GENERAL ..................................................  23

EXHIBIT     A    Material (Product) Specification
           B1    Material Pricing
           B2    Spares/Repairs Pricing
           B3    Worldwide Ordering and Selling Locations
           B4    Seller's Cumulative LEADTIME and Unique
                 Raw Material
            C    Qualification and Quality Requirements
            D    Documentation, Training, and Technical Support
            E    Manufacturing License and
                    Technical Assistance Agreement
            F    Non-Disclosure Agreement
                    Hold Harmless, Indemnity Agreement,
                    Evidence of Insurance
            G    Bailment Agreement
            H    End of Life Requirements
            I    Return Authorization Procedure for Material,
                    Spares, and Repairs
            J    Packaging Requirements
            K    EEO Certification
            L    Clean Air and Water Certification
            M    Glossary of Terms

SECTION I    BASIC ORDER AGREEMENT

A. This Basic Order Agreement and all attachments (called the "Agreement") is entered into and effective the 15th day of April, 1993 and is made between Digital Equipment Corporation and those subsidiaries of Digital Equipment Corporation which are named on and have signed the signature page of this Agreement (collectively referred to as "Buyer") and Odetics, Inc. and those subsidiaries of Odetics, Inc. which are named on and have signed the signature page of this Agreement (collectively referred to as "Seller"). The Terms and Conditions herein exclusively govern the purchase and sale of the Material, Spare Parts, Repair Parts, Accessories, and Unique Raw Material more fully described in Exhibit B, Material/Spares Pricing, and in applicable specifications, attached hereto and incorporated herein by reference ("Material, Spares, and Repairs").

B. This Agreement does not specify a quantity of Material, Spares, and Repairs to be procured by Buyer, NOR DOES THIS AGREEMENT OBLIGATE BUYER TO PURCHASE ANY MATERIAL, SPARES, and REPAIRS. All such quantities shall be specified on Buyer's Purchase Orders as defined in Clause A of
         Section II, Purchase Orders, issued under the provisions of this Agreement and incorporated herein by reference.

C. If any term of this Agreement conflicts with any term of an issued Purchase Order, this Agreement shall take precedence. If a conflict occurs within this Agreement, the order of precedence shall be the Agreement, followed by the Exhibits, and finally the Attachments.

D. Notwithstanding the requirement in Section XXIV, GENERAL, for two signatures to amend this Agreement, by mutual agreement of the parties, Buyer may add products of Seller to the list of Material, Spares, and Repairs available for purchase hereunder by adding such products on a Purchase Order which is accepted by Seller. Such added products shall be deemed "Material, Spares, and Repairs as defined herein as though listed in Exhibits B1 and B2 at the time of execution of this Agreement. The price for which such added products shall be available for purchase under this Agreement shall be as stated on such accepted Purchase Order, subject to the provisions of this Agreement. The Buyer shall subsequently memorialize the addition to this Agreement of the added products in an amendment pursuant to Section XXVI, GENERAL.

E. Other than the EXCEPTION: contained in this paragraph, Seller grants Buyer all necessary rights and licenses for Buyer to market, promote, resell, distribute, and service the Material and including without limitation, rights and licenses under any applicable patents, copyrights, trademarks, trade secrets, mask works, and other intellectual property rights. Buyer shall have the right to use Seller's name or trademarks in connections with any distribution of the Material under this Agreement.

         EXCEPTION: Buyer shall not sell ACL5480 Material that attaches directly to AS400 product or future derivatives of AS400 product.

F. Terms are defined in this Agreement and further defined in Exhibit M Glossary of Terms.

SECTION II   PURCHASE ORDERS

A. The term "Purchase Order" shall mean Buyer's written Purchase Order form and any documents incorporated therein by reference.

B. Buyer shall order Material, Spares, and Repairs by issuing facsimile or telephonic orders or Purchase Orders. Buyer shall issue confirming written Purchase Orders within ten (10) days after issuing such facsimile or telephonic orders. Each Purchase Order shall specify items such as: item description, quantity, delivery schedule, destination, total price of the Purchase Order. Each Purchase Order issued under this Agreement shall be made part of, and be incorporated into, this Agreement. Seller shall have five (5) days after receipt to reject the Purchase Order. By not rejecting the Purchase Order within five (5) days, Seller shall have accepted the Purchase Order.

         Buyer may, at its option, order Spares or Repairs on a priority one ("P-l") basis by issuing facsimile, electronic mail, or telephonic orders for P-1 orders only, or by issuing its Purchase Order form (collectively referred to as "P-1 Purchase Orders").

         Seller shall confirm and acknowledge P-1 Purchase Orders placed via facsimile or telephonic within four (4) hours of receipt of such Purchase Orders. Seller shall be obligated to comply with all P-1 Purchase Orders issued in accordance with this Agreement. Accordingly, any failure of Seller to acknowledge any such P-1 Purchase Orders shall not be deemed a rejection of such order.

         Acceptance by Seller is limited to the provisions of the Agreement and the Purchase Order. No additional or different provisions proposed by Seller shall apply. In addition, the parties agree that this Agreement and issued

         Purchase Orders constitute a Contract for the Sale of Goods and satisfy all statutory and legal formalities of a contract.

C. By mutual agreement only, If Buyer's Purchase Order specifies export after passage of title, Seller shall furnish Buyer with all necessary Export/Import documentation. If Buyer's Purchase Order specifies export before passage of title, Seller shall prepare all export/import documentation and furnish a copy to Buyer. Export/Import documentation shall be in accordance with the INCOTERMS then in force.

D. If Seller has more than one (1) geographic location which could supply Spares and/or Repairs, Seller shall make such Spares and/or Repairs available to Buyer from Seller's closest location to Buyer's ship to location. Any of Buyer's locations outside the United States may place orders with Seller's specified United States and/or foreign facilities for such Spares and Repairs.

E. Seller shall provide Buyer with a listing of all Seller's Domestic and Foreign sales and repairs locations with complete addresses, phone numbers, and contacts on Exhibit B3 Worldwide Ordering and Selling Locations.

         Pursuant to the terms of Section XXIII NOTICES, this exhibit may be revised by mutual agreement of the parties without the need to amend the Agreement provided Buyer issues a revised Exhibit B3 in writing showing the date of revision.

F.       [This space reserved for future drop ship language and electronic POs.]

SECTION III  PURCHASE PERIOD

A. The period during which Buyer may issue Purchase Orders for Material, Spares, Repairs under this Agreement (Purchase Period) shall last five
         (5) years, beginning on April 1, 1993, and expiring on August 30, 1998.

B. The Purchase Period may be mutually extended by the parties for up to two (2) additional consecutive twelve (12) month periods. For any extension(s) requested by Buyer, no less than ninety (90) days written notice shall be given Seller prior to the end of the then current Purchase Period.

C. The period during which Buyer may issue Purchase Orders for Spares and Repairs under this Agreement extends for seven (7) years (Spares Purchase Period) and shall begin at the end of the the Material Purchase Period or at such a time that the parties have agreed to execute an End of Life Plan (hereinafter "EOL Plan") a sample of which is contained in Exhibit H, End of Life Requirements. The Spares Purchase Period may be extended upon prior mutual written agreement of the parties.

SECTION IV   PRICING

A. Except for engineering prototypes, the prices for Material are set forth in Exhibit B1 Material Pricing and Exhibit B2 Spares/Repairs Pricing and shall remain fixed for the period set forth therein (Pricing Period). Ninety (90) days prior to the end of the then current Pricing Period, Buyer and Seller shall meet to review the pricing and Material, Spares, and Repairs for the next Pricing Period. If Buyer and Seller reach agreement, a new Exhibit B shall be generated for the next Pricing Period and shall be added by amendment to this Agreement. If Buyer and Seller fail to reach agreement on pricing for the next Pricing Period, this Agreement may be terminated at the end of the then current Pricing Period. Buyer's sole liability to Seller for such termination shall be to pay Seller any unpaid balance due for conforming Material:

         1. Delivered against Buyer's Purchase Order(s) before receipt of Buyer's termination notice; or

         2. Ordered by Buyer and scheduled for delivery within the LEADTIME provisions specified in SECTION VI of this Agreement.

         3. Unique Raw Materials specified in Exhibit B4, Seller's Cumulative LEADTIME and any Accessories ordered.

B. Prices include all charges such as packaging, packing, customs duties imposed before passage of title, and all taxes except sales, use, and other such taxes imposed upon the sale or transfer of Material, Spares, and Repairs for which Buyer is solely responsible under applicable law and for which Buyer is properly invoiced by Seller.

C. Seller represents that prices established herein, to be paid Buyer, shall not exceed the prices charged to any other customer of Seller for materials which are the same or substantially similar to the Material, Spares, and Repairs taking into account the quantities and the Terms and Conditions of this Agreement, and Seller shall forthwith refund any excess amounts paid by Buyer.

D. Prices for engineering prototypes (hereinafter "Prototypes") apply to Magnum Material only and include the cost of

         Seller's maintaining Prototypes to the current engineering revision level up to the point of First Revenue Shipment (hereinafter "FRS"), which shall be deemed to have occurred when Buyer's engineer releases Material to manufacturing at revision level AO1. Price shall not
*        exceed [ ] fully configured with PTM, IOD, and MUC installed.

         By mutual agreement only, upgrading shall occur by Seller upgrading Prototypes at Buyer's facilities, or by Seller providing upgrade "kits" to Buyer for Buyer to upgrade Prototypes, or Prototypes shall be shipped to a facility of Seller's choice for upgrade or replacement. Seller shall pay all cost of shipping and handling, whichever method best satisfies the upgrading of Buyer's Prototypes.

         Buyer shall notify Seller in writing when the qualification of Material has reached a point where Seller can begin shipping FRS quality Material. At this point, Seller shall upgrade or at Seller's option replace all Prototypes to the AO1 revision level at which point, no further upgrades shall be required.

E. Prices for Accessories are contained in Exhibit B1 and are firm for a period of twelve (12) months beginning January 1, 1994 and are based upon the additional conditions contained herein. Prices shall be reviewed once per year. Seller shall provide a written notice of intent to change prices no later than October 1, 1994, and once per year thereafter. All price changes shall be mutually agreed upon. Once agreed upon, the current Exhibit B1 shall be replaced with a new Exhibit B1 along with a new calendar date placed in the lower right corner of the Exhibit.

         By implementing a new Exhibit B1, the parties agree that an Amendment to the contract is not required to execute approved changes to Accessories Pricing.

         Prices for Accessories are calculated using one of the following methods for each item of Accessories.

         1. If Buyer consigns Accessories, the Price for Accessories shall not exceed the cost of the actual value added service of
* packaging and/or installing the Accessories plus a [ ] as quoted by Seller and mutually agreed by the parties.

         2. If Seller purchases Accessories from one of Buyer's qualified suppliers, Seller shall not charge Buyer more
-------------------
         *        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION.

*                 than [     ] for value added service of packaging and/or
                  installing the Accessories as quoted by Seller and mutually agreed by the parties.

                  It is understood by the parties that Seller is not responsible for the qualification or quality of Accessories provided under subparagraphs 1 and 2 above, except to perform normal incoming inspection.

         3. If Seller purchases Accessories from one of Seller's qualified suppliers, then Seller shall provide Buyer a written quotation
*                 and charge Buyer a price mutually agreed by the parties. [ ].

         Buyer may, from time to time, change its requirements for Accessories and modify the Accessories Bill of Materials currently contained in Exhibit B1. In the event a change occurs to Buyer's Accessories requirements during the year causing Buyer's Material price to change, Seller shall promptly notify Buyer in writing within ninety (90) days. A new Exhibit B1 shall be submitted along with the mutually agreed upon price for the new Accessories item.

         Accessories contained in Exhibit B1, Part I are included in the total price for Buyer's Material and cannot be purchased by Buyer separately. Accessories contained in Part II of the Exhibit can be purchased separately and shall be packaged in individual cartons. Purchases contained in Exhibit B1, Part II do not require a forecast by Buyer.

SECTION V    MATERIAL FORECAST/CAPACITY PLANNING

A. Buyer has implemented significant cost/quality improvement programs within its manufacturing environment. Several of these programs fall under the general umbrella term called "Just In Time, Total Quality Control" ("JIT/TQC"), Six Sigma and ISO 9000. These programs are outlined in Exhibit C, Qualification and Quality Requirements. It is Buyer's intention to extend these programs to the Seller's manufacturing location(s) during the period of this Agreement. Upon mutual agreement of the parties to the implementation of these programs, Seller agrees to provide quarterly progress reports to Buyer. Minimum continuous improvement criteria, such as but not limited to delivery flexibility and total quality requirements, have been incorporated into this Agreement. When implemented and mutually agreed upon, a cost/quality program, shall contain

--------------------
         * CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION the details to the continuous improvement criteria and their schedule.

B. After initial FRS of Magnum Material, Buyer shall use its best efforts to maintain an order status of approximately ninety (90) days worth of Magnum Material. In addition, Buyer shall, for information purposes only and for the convenience of Seller, provide Seller a rolling Material forecast issued approximately every thirty (30) days, which when combined with the on order Material will equal approximately twelve (12) months visibility into Buyer's Material requirements.

         For ACL580 Material, Buyer shall use its best efforts to provide Seller a twelve (12) month rolling forecast plus place approximately thirty
         (30) days of ACL5480 Material on Purchase Orders subject to the provisions contained in Section VI, Clause A.

C. For capacity planning purposes only, Seller warrants to Buyer the Maximum Capacity (100% load) to produce Buyer's Material as outlined below. Subject to the terms and conditions of this Agreement, Seller represents it has the following Material delivery capacity or the ability to ramp to this capacity within six (6) months when the need to do so is indicated by the latest six (6) months of Buyer's rolling twelve (12) month forecast. The following capacity may be modified upon the prior mutual written agreement of the parties.

         ---------------------------------------------------------------------
             MANUFACTURING CAPACITY           CY93      CY94     CY95     CY96
         ---------------------------------------------------------------------

                Theoretical Maximum           1200      2500     3000     3000
                Seller's RAMP                  800      1500     2500     2500
                Buyer's Magnum RAMP            100       500      600      350

         ---------------------------------------------------------------------

D. SELLER AGREES THAT BUYER IS IN NO WAY OBLIGATED TO PURCHASE HEREUNDER OR TO COMMIT TO ANY OF THE ABOVE CAPACITY AND THAT SUCH INFORMATION IS PROVIDED SOLELY TO ENSURE THAT SELLER HAS THE CAPACITY TO COMPLY WITH ANY PURCHASE ORDER BUYER MAY ISSUE HEREUNDER. SELLER AGREES THAT BUYER IS NOT RESPONSIBLE FOR ANY COSTS OR EXPENSES THAT SELLER MAY INCUR INCLUDING BUT NOT LIMITED TO THE PROVIDING, MAINTAINING, OR DISPOSITION OF ANY CAPACITY INDICATED ABOVE OR ANY CHANGES THERETO. SELLER AGREES THAT IN NO EVENT SHALL BUYER BE LIABLE FOR ANY RETROACTIVE PRICE INCREASES ("BILLBACK") BASED ON BUYER' S FAILURE TO ACHIEVE ANY ESTIMATED VOLUME FORECASTS PROVIDED BY BUYER TO SELLER.

SECTION VI   DELIVERY/LEADTIME/FLEXIBILITY

A.1. Beginning with the initial FRS of Magnum Material and for a period of six (6) months only, Seller shall use its best efforts to meet the delivery, Leadtime (herein "LEADTIME"), and flexibility terms contained in this Section after which time, Seller shall comply to all terms contained herein.

         Buyer's Purchase Orders shall state Seller's committed delivery dates for Material, Spares, and Repairs. TIME AND RATE OF DELIVERY ARE OF THE ESSENCE OF ALL PURCHASES MADE UNDER THIS AGREEMENT.

         2. LEADTIME is defined as the minimum period between Buyer's issuance of a Purchase Order and the scheduled delivery date. Initial LEADTIME is defined as the minimum LEADTIME required for Seller to deliver Material when there is no quantity of Material previously placed on Buyer's Purchase Orders and there is no forecast for Material. Ongoing LEADTIME is the LEADTIME to deliver Material when there is Material currently scheduled for delivery on Buyer's Purchase Orders, and there is Material forecasted.

                  For Magnum Material, Initial LEADTIME shall be no less than ninety (90) days unless mutually agreed to by the parties. Ongoing LEADTIME shall be less than ninety (90) days and is based upon the total quantity of Material placed on Buyer's Purchase Orders. Unless mutually agreed by the parties, the maximum quantity of Material Buyer may order during the Ongoing LEADTIME period is a percentage of the total quantity of Material currently on order as referenced in Clause G. of this Section VI.

         3. Configuration of Material: It is Buyer's intent to install an "on-line" customer order system at Seller's facility. Based upon the quantity of Magnum Material on order during any thirty (30) day period, Seller agrees to configure Magnum Material to meet the specific customer requirements and deliver the Magnum Material within five (5) days from its receipt of customer order. This is based upon the configuration order transmitted via the on-line system.

                  Configuration of Buyer's ACL5480 Material shall occur in twenty-one (21) calendar days or less from the date the configuration Purchase Order is issued. Once issued, orders for ACL5480 Material are firm, and can not be canceled or rescheduled unless mutually agreed by the parties.

         4.       LEADTIME for Spares and Repairs is defined in Exhibit B2.

B. All deliveries shall be Free Carrier (hereinafter "FCA") Anaheim, CA per Incoterms 1993. Buyer shall select the carrier and shall pay transportation charges on a "freight collect" basis.

C. If Seller delivers Material, Spares, and Repairs more than one (1) day in advance of the scheduled delivery date, Buyer may either return such Material, Spares, and Repairs at Seller's expense for subsequent delivery on the original delivery date or retain such Material, Spares, and Repairs and postpone payment until it would have been due if Seller had delivered Material, Spares, and Repairs as scheduled. Without limiting any of Buyer's rights and remedies in equity or at law, if Seller is more than one (1) day late in meeting the scheduled delivery date, Buyer may require that Seller ship the Material, Spares, and Repairs via premium means bearing the incremental premium shipping charges or Buyer may cancel the order for such Material, Spares, and Repairs without liability to the Buyer.

D. Seller shall deliver the exact quantity of Material, Spares, and Repairs scheduled. If Seller delivers less than the scheduled requirement, Seller shall correct the shortage within a two (2) day period. If Seller fails to correct such shortage within this period, without limiting any of Buyer's rights and remedies in equity or at law, Buyer may cancel and/or return all or part of the order without cost or liability. If Seller delivers more than the quantity ordered, Buyer may return any excess Material, Spares, and Repairs at Seller's expense.

E. Buyer may require that shipments of Material, Spares, and/or Repairs under this Agreement be shipped by Seller to various destinations. The Purchase Order shall clearly specify the "SHIP TO" location for each order placed with Seller.

F. Buyer shall measure Seller's performance against commitments for the purpose of establishing Seller's rate of timely delivery and LEADTIME improvement against Buyer's requirements. Timely delivery shall mean delivery of scheduled quantities no more than one (1) day early, or one
         (1) day late.

G. Buyer may, without cost or liability, increase, decrease, or cancel the quantity of Magnum Material ordered under this Agreement in accordance with the following schedule.

         If Material is rescheduled, the same Material may be rescheduled a second time providing the maximum reschedule period does not exceed six
         (6) months from the originally scheduled delivery date. Material rescheduled cannot subsequently be canceled.

             ---------------------------------------------------------------
             Period                             Percentage
             In Days               In           Out                Cancel
             ---------------------------------------------------------------
         *   00 - 14              [  ]           [  ]               [  ]
         *   15 - 21              [  ]           [  ]               [  ]
         *   22 - 30              [  ]           [  ]               [  ]
         *   31 - 60              [  ]           [  ]               [  ]
         *   61 - 90              [  ]           [  ]               [  ]
         *   91 - 120             [  ]           [  ]               [  ]
             ---------------------------------------------------------------

H.       P-1 Purchase Orders

         1. Seller shall accept and process Purchase Order(s) for P-1 requirements twenty four (24) hours a day, three hundred sixty-five (365) calendar days a year. All P-1 purchase orders shall be delivered to Buyer's designated carrier or freight agent within twenty-four (24) hours of authorization.

         2. Invoice(s) for P-1 Purchase Order(s) must be accompanied by a copy of the waybill(s) for the shipment(s).

         3. For Spares and Repairs only, if Buyer places a P-1 Purchase Order because Seller has failed to meet any requirement of this Agreement or of Buyer's Purchase Order(s) as they relate to the required delivery date or quantity of conforming Spares, and Repairs to be delivered, Seller shall pay all transportation charges for such order.

I. A copy of Seller's packing list shall accompany all Material, Spares, and Repairs shipments and shall indicate Buyer's Purchase Order Number, Part Number, and Serial Number.

J. Seller shall notify Buyer and Agent, where applicable, of availability of Material, Spares, and Repairs at least twenty-four (24) hours prior to delivery to the designated place of delivery, as specified on Buyer's Purchase Order.

-------------------
         *    CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

SECTION VII  QUALITY, INSPECTION, AND ACCEPTANCE

A. Prior to delivery, Seller shall insure that all Material, Spares, and Repairs are in accordance with the provisions of this Agreement, including but not limited to Exhibit A, Material (Product) Specification, and Exhibit C. Buyer's Quality Specification, Exhibit C, and Buyer's Packaging Requirements, Exhibit J, and all other quality requirements specified in the Purchase Specifications for Material, Spares, and Repairs purchased under this Agreement, are incorporated herein by reference.

B. Seller authorizes and agrees to assist Buyer in performing source inspection and quality assurance reviews at Seller's manufacturing facilities, but this shall in no way relieve Seller of its obligation to deliver conforming Material, Spares, and Repairs nor waive Buyer's right of inspection; nor does said right of inspection waive any rights under the warranty provisions.

C. During the Inspection Period of ninety (90) days after Buyer's receipt of the shipment of Material or Spares, and Repairs. Buyer shall return Material, Spares, and Repairs which fails to pass inspection per Acceptance Quality Level (AQL) criteria defined in Exhibit C for, at Buyer's option, credit, or repair/replacement within five (5) days of Buyer's notice to Seller of nonconformance. Seller shall designate carrier and pickup of rejected Material, Spares, and Repairs and the pickup shall occur within five (5) days of notice, or Buyer may select a carrier and return rejected Material, Spares, and Repairs COD, and risk of loss shall pass to Seller for rejected Material, Spares, and Repairs FCA Buyer's dock.

D. In the event that Buyer supplies any outgoing test station(s) for Seller's use, the terms of supplying such test station(s) are set forth in the Bailment Agreement, Exhibit G and in Section XXV, Consigned Material, hereto.

SECTION VIII PAYMENT

A. Buyer shall issue payment net thirty (30) calendar days after the later of the scheduled delivery date and receipt of a correct packing list, correct invoice, and conforming Material, Spares, and Repairs.

B. Amounts owed to Buyer due to rejections of Material, Spares, and Repairs or discrepancies on paid invoices shall be at Buyer's option, fully credited against future invoices payable by Buyer, or paid by Seller within thirty (30) calendar days from Seller's receipt of a debit memo or other written request for payment from Buyer.

C. Seller and Buyer agree that Buyer may at its sole discretion utilize for its own purpose or assign to third-parties all content credits for the value, in whole or in part, of purchases made pursuant to this Agreement. Such utilization or assignment of offset credits may be in furtherance of fulfilling international offset obligations to any government. Seller agrees to make available the maximum offset credits, by the laws of the government in question and for which Buyer is entitled, including those assignable to either party.

SECTION IX   WARRANTY

A. Beginning with the effective date of this Agreement and for purchases under this Agreement only, Seller warrants ACL5480 Material for twenty-four (24) months from the date of delivery of Material to Buyer or Buyer's customer. Seller warrants Buyer's Magnum II Material for thirty (30) months and shall extend ACL5480 Material to thirty (30) months beginning with ACL5480 Material scheduled for delivery after Buyer's Magnum II Material has achieved First Revenue Shipment (hereinafter "FRS").

         Seller warrants Spares, Repairs, Accessories, and Unique Raw Material as defined in Exhibit B2 and purchased under this Agreement for twelve
         (12) months from the date of delivery to Buyer or Buyer's customer except in the case where Seller is replacing Spares, Repairs, Accessories, or Unique Raw Materials which have failed during the Material warranty period. In which case the warranty period is the amount of original warranty remaining on Buyer's Material. Purchases of Expendables, also defined in Exhibit B2, shall carry no warranty unless they are found to be defective as part of Buyer's original Material warranty in which case they shall contain whatever Material warranty remains.

         Seller warrants that all Material, Spares, Repairs, Accessories, and Unique Raw Materials shall be free from defects in material, workmanship, and design, shall conform to applicable specifications, drawings, samples, and descriptions referred to in this Agreement, and shall be suitable for the purpose for which intended. Seller warrants it has the right to convey the Material, Spares, Repairs, Accessories, and Unique Raw Materials that the Material, Spares, Repairs, Accessories, and Unique Raw Materials are free of all liens and encumbrances, and do not infringe on any intellectual property interest.

         These warranties shall survive any inspection, delivery, payment, and termination of this Agreement, and shall run to Buyer, its customers, successors, and assigns. Seller agrees to provide the traceability of remaining warranty by serializing all Spares/Repairs, which are Field Replaceable Units (hereinafter "FRU") as contained in Exhibit B2.

         Buyer shall have the right to enforce these warranties on behalf of any of its customers.

B. Seller shall correct defects in Material, Spares, and Repairs at its facility. Seller shall repair or replace all defective Material, Spares, and Repairs within thirty (30) days unless, at Buyer's option within five (5) business days from date of receipt of such Material, Spares, and Repairs in which case, Buyer shall pay a warranty surcharge as contained in Exhibit B2. Seller shall bear all warranty costs such as labor, material, inspection, and shipping to and from Buyer's facilities. If Buyer incurs any such costs, it may either recover them directly from Seller or deduct them from any amounts due Seller.

C. In addition to the above remedies, by mutual agreement, Seller at its expense, shall provide technical assistance and any parts necessary to repair Material, Spares, and Repairs still under warranty, at Buyer's facility. Seller shall provide this within forty eight (48) hours after it receives Buyer's request for on-site support.

D. Limitation of Warranty: This warranty is limited in the event that Buyer's Material, Spares, Repairs, Accessories, and/or Unique Raw Materials are damaged or become defective:

         1. As a result of accident or if not used for the purpose for which it was intended.

         2. By the use of parts, exclusive of software products, which are not manufactured or sold by Seller under this Agreement.

         3. By being modified without the written consent of the parties of this Agreement.

         4. As a result of service by a third party not mutually agreed to by Buyer and Seller.

SECTION X    CONFIDENTIAL INFORMATION AND ADVERTISING

A. Seller shall maintain as confidential and shall not disclose to any person outside its employ, nor use for purposes other than performance of this Agreement, any specifications, drawings, blueprints, data, business information, or other confidential information which Seller learns by virtue of this Agreement, except as required by law, and after written notice to Buyer. Upon termination of this Agreement, Seller shall promptly return to Buyer all confidential material and all copies.

B. Without Buyer's prior written consent, Seller shall not in any manner disclose, advertise, or publish the existence or terms of transactions under this Agreement.

C. Buyer may reproduce and use Seller's manuals, schematics, and merchandising literature provided by Seller under this Agreement.

D. The obligations of the Non-Disclosure Agreement most recently entered into by the parties is hereby merged into this Agreement.

SECTION XI   INTELLECTUAL PROPERTY INDEMNITY

         Seller shall defend, at its expense, any claim against Buyer alleging that Material, Spares, and Repairs, or any part thereof infringes any patent, copyright, trademark, trade secret, mask work, or other intellectual property interest in any country and shall pay all costs and damages awarded, if Seller is notified promptly in writing of such a claim. If an injunction against Buyer's or Buyer's customer's use, sale, lease, license, or other distribution of the Material, Spares, Repairs, or any part thereof results from such a claim (or if Buyer reasonably believes such an injunction is likely), Seller shall, at its expense, (and in addition to the Seller's other obligations, hereunder) and as Buyer requests, obtain for Buyer and/or Buyer's customers the right to continue using, selling, leasing, licensing, or otherwise distributing the Material, Spares, and Repairs, or replace or modify it so it becomes noninfringing but functionally equivalent. The provisions of this Section shall not apply to any claim for infringement resulting solely from Seller's compliance with Buyer's detailed written design specifications, where provided.

SECTION XII  CHANGES

A. Buyer must be advised in writing of ANY and ALL product or process changes prior to implementation. Seller shall make no changes during the Purchase Period for Material, Spares, and Repairs which affect design, form, fit, function, appearance, reliability, place and process manufacture, or packing and packaging specified by this Agreement without Buyer's prior written approval. Buyer shall review Seller's written request for such changes within forty (40) days of Buyer's receipt of such request and whatever documentation Buyer reasonably requires to evaluate such request, which shall include all maintenance related information and samples which incorporate the proposed change(s). Buyer agrees to use reasonable efforts to issue to Seller, Buyer's final acceptance or rejection of Seller's proposed change within an additional forty (40) day period.

         It is Buyer's intention to review and make disposition on all request for changes in as timely a manner as possible. For significant changes, Buyer may require the total number of days as mentioned in the above paragraph to accomplish an accurate disposition. For non-significant changes, Buyer may require only thirty (30) days in total. For minor process changes, Buyer shall use its best efforts to approve changes within three (3) business days. It is the sole responsibility of Buyer to determine the significance of any request for change. For minor process changes only, Seller may implement the change prior to Buyer's approval. However, any changes rejected by Buyer may result in Seller's returning the process to its original state and bearing all costs of such rejected change request.

B. As a part of Seller's internal engineering process, prior to release of any change, Seller shall demonstrate to Buyer's satisfaction that the change has not affected the operation and functional performance of the Material, Spares, and Repairs listed in Exhibit A, hereto.

C. For all changes approved by Buyer, Seller shall furnish to Buyer all necessary documentation to enable installation and implementation of the changes and make available for purchase by Buyer hereunder, parts in kit form and at reasonable prices for nonmandatory changes.

D. Any significant change in manufacturing process or place of manufacture must be certified per the procedure set forth in Exhibit C, hereto, and prior to Buyer's written acceptance thereof. If Seller proposed to transfer the manufacture of Material, Spares, and Repairs to another manufacturing or repair facility, or to another manufacturing line from a currently operating and qualified manufacturing line, Seller shall notify Buyer of the intent in writing forty (40) days prior to the proposed commencement of any such plan. Seller's notice shall include a transfer plan acceptable to Buyer and shall include as a minimum a detailed schedule for the technical qualification, managerial responsibility, and program support for the Material, Spares, and Repairs. The plan shall include the formation of a manufacturing team made up of representatives of both Buyer and Seller which shall monitor and report Buyer's conformance to the schedule and implementation of the transition plan. Buyer shall use reasonable efforts to review and approve the plan in a timely manner, but Seller shall not commence to implement the plan until ten (10) days after Buyer's approval.

         Seller shall continue utilizing the previously approved manufacturing or repair line to meet Buyer's Purchase Order requirements until Seller proves the product produced in the new line or facility meets the requirements of Exhibits A and C, hereto, as well as proving to be reliable to delivery and program completion of the transition plan and after satisfactory demonstration of qualification and reliability of delivery performance, Buyer shall supply in writing notice of the approval status of the new facility or line.

E. If Seller fails to comply with Clauses A through D of this Section, then Seller shall bear all of Buyer's costs to correct all changes affecting Material, Spares, and Repairs.

F. A "Mandatory" Change as used herein shall be defined as: Any change required to insure that the Material, Spares, and Repairs (i) meet the applicable Product Purchase Specification(s), (ii) are safe, and (iii) comply with applicable laws.

         1. After receiving written approval from Buyer, Seller shall start implementation of Mandatory Changes to the Material, Spares, and Repairs per mutually agreed upon schedule(s) and shall not ship said Material, Spares, and Repairs until brought into conformance unless authorized in writing by Buyer to do otherwise.

         2.a. For Mandatory Change(s), Seller shall supply Buyer at no charge all parts for all affected Material, Spares, and Repairs including spare parts shipped in kit form and shall reimburse Buyer's actual installation cost per occurrence. Such costs shall be waived if Seller has complied with the requirement of Clause F.3., following. Buyer shall return to Seller upon Seller's request any "Field Change Order" (FCO) replaced material with a discounted purchase price greater than One Hundred ($100) dollars.

         b. For Mandatory Change(s) as a result of a change to the applicable specification initiated by Buyer after initial FRS, the parties shall mutually agree on a price for replacement Materials, Buyer bearing the cost of labor to implement the change.

         3. "Kits" shall be defined as "Field Change Order" (FCO) material and shall be delivered to Buyer per the following schedule:
                  Twenty percent (20%) of total required Kits within ten (10) days of availability of required material and the remaining eighty percent (80%) of the Kits within forty (40) days. Seller shall ship FCO Kits pursuant to Buyer's Purchase Orders or Purchase Order releases which may be provided to Seller by phone.

G. Change Notices: Any notice given under this Section shall be initially transmitted by means agreed to between the parties to addressees specified in SECTION XXIII, NOTICES herein.

SECTION XIII TERM OF AVAILABILITY

A. In consideration for Buyer's purchase of any Material, Spares, and Repairs hereunder, Seller grants to Buyer the option to purchase Material, Spares, and Repairs at the last revision level purchased under this Agreement for the period of seven (7) years after the expiration date of this Agreement or any extension thereof or for as long as said Material, Spares, and Repairs are made available to any of Seller's other customers, whichever is the later.

B. Thereafter, Seller may discontinue availability of Material, Spares, and Repairs and by giving Buyer twelve (12) months prior written notice, provided that, at Buyer's option, Seller shall:

         1. Grant to Buyer a royalty-free, nonexclusive, worldwide license to make, have made, use, sell, or otherwise dispose of said material, and furnish Buyer all necessary documentation, specifications, drawings, and other data, including its sources for raw material necessary to make such Material, Spares, and Repairs; and in the case of Spares only;

         2. Grant to Buyer the right to repair or have repaired Spares. Seller shall provide Buyer, at Buyer's request, a list of components and the list of Seller approved suppliers for those components. The components that are not available to Buyer from sources other than Seller are to be listed and unit prices identified with quantity discounts, if any. Those parts having generic industry identification (not proprietary to Seller) and available to Buyer shall be cross referenced to generic part numbers. Seller further agrees to provide Buyer with the available test specifications and test procedures and drawings required for testing the finished Spares and Repairs along with a full description, manufacturer's model numbers, etc. of the test equipment involved/required to perform such tests.

         3. Sell Buyer sufficient quantities of Material, Spares, and Repairs Buyer deems necessary.

         4.       Implement the EOL Plan set forth in Exhibit H hereto.

C. The parties agree that the terms of this Agreement shall apply to the purchase of Material, Spares, and Repairs set forth in Clause A above, and the terms of Exhibit E, Manufacturing License and Technical Assistance Agreement shall apply to the license set forth in Clause B above. However, in no event shall the purchase price for Material, Spares or any other charges related to Buyer's exercise of its rights in Clause B above, exceed the prices then charged to Seller's other customers for like terms, quantities, etc. of Material, Spares, and Repairs.

SECTION XIV  U.S. CUSTOMS, MARKING, AND DUTY DRAWBACK

A.       Country of Origin

         1. "Country of Origin" Marking: The Seller shall mark, in English, all Material, Spares, and Repairs with the Country of Origin (manufacture), in compliance with Section 304 of the United States Tariff Act. Both the Material, Spares, Repairs and its container must be conspicuously marked with the Country of Origin. If the Material, Spares, and Repairs itself cannot be marked legibly due to size, then its immediate container must be marked.

         2. For each delivery against purchases made under this Agreement, Seller shall furnish Buyer with a signed certificate stating Country of Origin (manufacture) by quantity and part number (Buyer's and Seller's).

B.       Duty Drawback

         1. For each purchase under this Agreement, and for each item of Material, Spares, Repairs delivered hereunder for which U.S. Customs import duties have been paid upon importation, or for Materials that contain parts for which import duties have been paid, Seller shall furnish Buyer with a signed "MANUFACTURING DRAWBACK ENTRY and/or CERTIFICATE" (U.S. Customs Form #CF331 or its successor). Seller warrants that information contained in such Form #CF331 shall be accurate and shall comply with United States Duty Drawback and Customs laws and regulations. Seller shall indemnify and hold Buyer harmless from and against any claims, costs, or damages resulting from or arising out of Buyer's reliance on such information and/or Form #CF331.

         2. Seller shall provide such required Form(s) #CF331, and/or information, at the end of each fiscal quarter, unless otherwise agreed in writing by both parties.

         3. Buyer reserves its first right to claim Duty Drawback on all purchases made under this Agreement.

SECTION XV   FORCE MAJEURE

         Neither party shall be liable for failure to perform any of its obligations under this Agreement during any period in which such party cannot perform due to fire, flood, or other natural disaster, war, embargo, riot, or the intervention of any government authority, provided that the party so delayed immediately notifies the other party of such delay. If Seller's performance is delayed for these reasons for a cumulative period of twenty (20) days or more, Buyer may terminate this Agreement and/or any Purchase Order hereunder by giving Seller written notice, which termination shall become effective upon receipt of such notice. If Buyer terminates, its sole liability under this Agreement or any Purchase Orders issued hereunder shall be to pay any balance due for conforming Material (1) delivered by Seller before receipt of Buyer's termination notice; and (2) ordered by Buyer for delivery and actually delivered within fifteen (15) days after receipt of Buyer's termination notice.

         In such event, and only in the event the parties cannot agree on an alternative remedy, Seller hereby grants to Buyer, a royalty-free, nonexclusive worldwide license under the terms of Exhibit E.

SECTION XVI  COMPLIANCE WITH LAWS

A. All Material, Spares, and Repairs supplied and work performed under this Agreement shall comply with all applicable United States and foreign laws and regulations including, but not limited to, emission and safety standards, the Occupational Safety and Health Act (29 U.S.C. Sections 651 et seq.), the Fair Labor Standards Act of 1938 (29 U.S.C. Sections 201-219), the Toxic Substance Control Act of 1976 (15 U.S.C.
         Section 2601), all laws restraining the use of convict labor, and Worker's Compensation Laws. Upon request, Seller agrees to certify compliance with any applicable law or regulations. Seller's failure to comply with any of the requirements of this Section may result in a material breach of this Agreement.

B. The following statutes and Executive Orders (Ex. Or's) together with regulations issued thereunder are made a part of this Agreement if applicable: Ex. Or. 11246, Equal Employment Opportunity; Ex. Or. 11625, as Amended, and Ex. Or. 12138, Small and Small Disadvantaged Business Concerns; Section 503 of the Rehabilitation Act of 1973 as Amended (29 U.S.C. Section 793); and Section 402 of the Vietnam Era Veterans Readjustment Assistance Act of 1974, as Amended (38 U.S.C. Section
         2012). A copy of the Affirmative Action clauses required under each of these statutes or Ex. Or's is attached as an Exhibit to this Agreement and incorporated herein by reference.

C. The provisions of the Clean Air Act (42 U.S.C. Sections 7401 et seq.) and the Clean Water Act (33 U.S.C. Sections 1251 et seq.) are made a part of this Agreement. A copy of the Certification required under these statutes is attached as an Exhibit to this Agreement and incorporated herein by reference.

         Seller agrees to comply with the United States Federal requirements contained at Title 40, Code of Federal Regulations, Part 82 - "Protection of Stratospheric Ozone; Labeling". Moreover, Seller shall not supply to Buyer any product or part that contains or has been manufactured using a Class I ozone depleting substance, as that term is defined in the regulations unless Seller has provided prior written notice to Buyer.

D. The provisions of any applicable State "Right-to-Know" laws and regulations are made a part of this Agreement. A copy of the applicable Material Safety Data Sheets as required under such laws and regulations shall be provided by Seller upon delivery of Material, Spares, and Repairs and updated as necessary.

E. This Agreement is subject to all applicable United States laws and regulations relating to exports and to all administrative acts of the U.S. Government pursuant to such laws and regulations.

         All Material, Spares, and Repairs supplied and work performed under this Agreement shall comply with all applicable laws and regulations. Without limiting the foregoing, Seller shall comply with the Occupational Safety and Health Act ("OSHA") 29 C.F.R. Sections 1910, 1200(b), and (g)(8); the Toxic Substance Control Act ("TSCA") 15

         U.S.C. Section 2612(a); and laws restraining the use of convict labor:
         18 U.S.C. Sections 1761 and 1762. Seller's failure to comply with any of the requirements of this Section may result in a material breach of this Agreement.

F. The 1980 United Nations Convention on contracts for the international sale of goods shall not apply to this Agreement or any order issued under this Agreement.

SECTION XVII  TERMINATION FOR CAUSE

A. The occurrence of any of the following constitutes a breach and is cause for termination of this Agreement and or/its Purchase Orders.

         1. Seller fails to deliver Material, Spares, and Repairs on time for a period of ninety (90) consecutive days after the initial startup phase of the Magnum Program as referenced in Delivery/ LEADTIME/Flexibility section of this Agreement.

         2. Material, Spares, and Repairs do not conform to the applicable descriptions or specifications.

         3. Seller fails to perform any material provision of this Agreement.

         4. Either party assigns this Agreement or any obligation or right hereunder. (The word "assign" to include, without limitation, a transfer of major interest in Buyer or Seller.)

         5. Either party merges with a third-party (not a parent or subsidiary company), without the prior written mutual consent of the parties.

         6. Either party becomes insolvent or makes an assignment for the benefit of creditors, or a receiver or similar officer is appointed to take charge of all or part of Seller's assets.

B. Seller must cure any of the above breaches except late delivery pursuant to Clause A, paragraph 1 above, for which there shall be no cure period and notify Buyer of such cure within thirty (30) days from receipt of a notice to cure from Buyer. If Seller fails to so cure, Buyer may terminate this Agreement and/or any Purchase Orders under it by giving Seller written notice. Buyer shall have no liability except for payment of any balance due for conforming Material, Spares, and Repairs delivered before the date of Buyer's notice to cure. Buyer may at its option, without regard to

         Seller's ability to cure, terminate this Agreement for cause in the event of Seller's second or subsequent material breach of any provision(s) of this Agreement.

C. If this Agreement is terminated, Buyer's liability shall be for payment of any balance due for conforming Material, Spares, Repairs ordered by Buyer and delivered before the date of notice to cure, all Material, Spares, Repairs scheduled for delivery within the minimum LEADTIME provisions of this Agreement, and for the Unique Raw Materials referenced in Exhibit B4.

         If this Agreement is terminated for cause by Buyer, Seller hereby grants to Buyer a perpetual, irrevocable, royalty-free, non-exclusive, worldwide license to make, have made, use, sell, or otherwise make and distribute Material, Spares, Repairs, in accordance with Exhibit E, which license shall vest in Buyer on the date this Agreement is executed by the parties.

SECTION XVIII DOCUMENTATION, TRAINING AND TECHNICAL SUPPORT

         During the Purchase Period, Seller shall supply to Buyer the documentation, training and technical support as listed in Exhibit D (Documentation, Training, and Technical Support).

         Seller hereby grants to Buyer for internal use only, the right to reproduce, in whole or in part, all documentation and training material provided to Buyer in order for Buyer to effectively service Seller's products.

SECTION XIX   RIGHTS AND ASSISTANCE TO REPAIR

         In the event Seller is unable to fulfill its Repairs obligations under this Agreement or if Buyer wishes to make its own Repairs or Spares for use outside the United States where Seller does not have a Repair facility, by mutual agreement only, Seller grants to Buyer the right to repair or have repaired Spares. Seller shall provide Buyer, at Buyer's request, a list of components and the list of Seller approved suppliers for those components. The components that are not available to Buyer from sources other than Seller are to be listed and unit prices identified with quantity discounts, if any. Those parts having generic industry identification (not proprietary to Seller) and available to Buyer shall be cross referenced to generic part numbers. Seller further agrees to provide Buyer with the available test specifications and test procedures and drawings required for testing the finished Material, Spares, and Repairs along with a full description, manufacturer's model numbers, etc. of the test equipment involved/required to perform such tests.

         All requested information shall be provided to the Buyer by Seller within ninety (90) days from such written requests by Buyer.

SECTION XX    SIMILAR PRODUCTS

         Seller understands that Buyer designs, develops, and acquires hardware and software for use with its own computer system products and that existing or planned hardware and software independently developed or acquired by Buyer may contain ideas and concepts similar or identical to those contained in the Seller's product. Seller agrees that entering this Agreement shall not preclude Buyer in any way from using such ideas and concepts to develop or acquire similar hardware and software for any purpose, without obligation to the Seller, provided Buyer does not copy for such use, in whole or in part, the Seller's product.

SECTION XXI   BUSINESS REVIEWS

         Buyer and Seller shall, each at their own expense, meet periodically to review performance and business transacted, and to identify and resolve those issues which have arisen since the last business review meeting.

SECTION XXII  NO IMPLIED LICENSE

         The parties understand that, except as may be otherwise expressly stated herein, neither the Terms and Conditions of this Agreement, nor the acts of either party arising out of this Agreement or related to Buyer's purchase, use, sale, or other distribution of Material, Spares, or Repairs may be considered in any way as a grant of any license whatsoever under any of Buyer's present or future patents, copyrights, trademarks, trade secrets, or other proprietary rights, nor is any such license granted by implication, estoppel, or otherwise.

SECTION XXIII NOTICES

         Any notice given under this Agreement shall be written or sent by facsimile. Written notice shall be sent by registered mail or certified mail, postage prepaid, return receipt requested, or by any other overnight delivery service which delivers to the noticed destination and provides proof of delivery to the sender. Any facsimile notice must be followed within three (3) days by written notice. All notices shall be effective when first received at the following addresses:

         If to Seller:                      If to Buyer:

         ATL PRODUCTS INC.                  DIGITAL EQUIPMENT CORPORATION
         240 East Palais Road               334 South Street
         Anaheim, California 92805          Shrewsbury, Massachusetts
                                            01545

         ATTENTION:                         ATTENTION:
         Richard Speyer                     Harvey Perlman or designated
                                            Acquisition Contracts Manager


SECTION XXIV LIMITATION OF LIABILITY

         Except as otherwise provided in this Agreement against third-party claims, neither party shall be liable to the other for special, indirect, incidental, or consequential damages. The foregoing limitation shall not limit Seller's liability for any costs, expenses, and damages arising out of parties unauthorized disclosure of confidential information; or any indemnification (including intellectual property indemnity) granted by Seller in connection with this Agreement.

SECTION XXV  CONSIGNED MATERIAL

A. Buyer shall consign to Seller at no charge certain materials (hereinafter "Consigned Material") which Seller requires in order to fulfill its configuration obligations under this Agreement. Consigned Material is specifically referenced in Exhibit B1, Part III and may include, but is not limited to, 1/2 inch cartridge tape drives; Digital Linear Tape (herein "DLT") Drives, tape cartridges and cleaning cartridges; Controllers, Adapters, chassis, cable assemblies, etc. The parties shall mutually agree on, and Seller agrees to manage, adequate quantities of Consigned Materials required for Seller to fulfill its delivery of Material obligations under this Agreement.

         If Buyer is unable to deliver the mutually agreed upon quantity of Consigned Materials, Seller's liability for on-time delivery shall not apply if Seller promptly notifies Buyer in writing that a shortage of Consigned Material required for Seller to fulfill a configuration order within the LEADTIME provisions of this Agreement is eminent.

         Buyer shall use its Shipping and Billing Authorization (hereinafter "SBA") form when issuing Consigned Material.

         Buyer retains title to all Consigned Materials located at Seller's facilities. Seller shall insure Consigned Material at no additional charge to Buyer for its replacement value against all risks of physical loss to the same or greater degree Seller insures its own equipment. Seller shall keep all Consigned Material separate and identifiable from Seller's other materials and equipment and shall use Consigned Material solely for the purposes of configuring Buyer's Material.

         From time to time, but not more than four (4) times per year, Seller may be required to perform physical inventory or cycle counts of Consigned Material and provide Buyer with written inventory reports. Upon Buyer's notice, Seller shall return all Consigned Material within thirty (30) days at Buyer's expense.

B. Buyer may also consign at no charge to Seller, certain capital equipment (hardware and/or software) and training which Seller requires in order to perform certain integration and test procedures as part of Seller's configuration of Material and in order to meet the qualification requirements contained in Exhibit C1. This equipment shall be listed in Exhibit G, Bailment Agreement. The general terms contained in this Section XXV apply to consigned capital equipment as well.

C. Buyer may also consign certain Spares or Repairs for repair as referenced in Exhibit B2. The general terms of this Section XXV apply to Spares and Repairs as well.

SECTION XXVI GENERAL

A. This Agreement is the complete and entire understanding between the parties on this subject matter and supersedes all prior agreements, proposals, representations, statements, or understandings whether written or oral on this subject between them. The provisions of this Agreement may be amended or waived only by a writing executed by the authorized representatives of the parties hereto.

B. In the event that either party to this Agreement shall on any occasion, fail to perform any provision of this Agreement, and the other party does not enforce that provision, the failure to enforce shall not prevent enforcement of the provision on any other occasion.

C. Seller, including its servants, agents, and employees, is an independent contractor and not an agent or employee of Buyer. Without limiting the generality of the foregoing, Seller is not authorized to represent or make any commitments on behalf of Buyer, and Buyer expressly disclaims any liability therefore.

D. Supplemental terms are included in Exhibit A through Exhibit M and are incorporated.herein by reference.

E. All rights and remedies conferred by this Agreement, by any other instrument, or by law are cumulative and may be exercised singularly or concurrently. If any provision of this Agreement is held invalid by any law or regulation of any government or by any court, such invalidity shall not effect the enforceability of any other provisions hereof. This Agreement and any Purchase Orders issued hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the authorized representatives of the parties have executed this Agreement under seal as of the date(s) set forth below.

ODETICS, Inc.                               DIGITAL EQUIPMENT CORPORATION
(Seller)                                    (Buyer)


By       /s/ J. Slutzky                     By       /s/ William D. Lowe
   ---------------------------------           ---------------------------------
                                            William D. Lowe
                                            Group Manager, Storage

         10/8/93                                     10/29/93
------------------------------------        ------------------------------------
(Date)                                      (Date)


By       /s/ Kevin Daly                     By       /s/ William D. Luisi
   ---------------------------------           ---------------------------------
Kevin Daly                                  William D. Luisi
President, ATL Products                     Acquisition Manager, Storage

         October 8, 1993                            10/20/93
------------------------------------        ------------------------------------
(Date)                                      (Date)

                                   EXHIBIT A


                        MATERIAL (Product) SPECIFICATION


                                       TO


                             BASIC ORDER AGREEMENT


                                    BETWEEN


                         DIGITAL EQUIPMENT CORPORATION
                                   ("Buyer")


                                      AND


                                 ODETICS, INC.
                                   ("Seller")




                     (C) DIGITAL EQUIPMENT CORPORATION 1993

This Is An Unpublished Work Which Contains Confidential And Secret Information Which Is Protected Under The Copyright Laws. The Existence Of The Copyright Notice Is Not To Be Construed As An Admission Or Presumption That Publication Has Occurred. Unauthorized Copying Is Strictly Prohibited. All Rights Reserved.

*        [   ]





* CONFIDENTIAL TREATMENT REQUESTED FOR ENTIRE EXHIBIT AS EXHIBIT SOLELY CONTAINS MATERIAL PRODUCT SPECIFICATIONS

                                   EXHIBIT B1

                                MATERIAL PRICING

                                       TO

                              BASIC ORDER AGREEMENT

                                    BETWEEN

                         DIGITAL EQUIPMENT CORPORATION
                                   ("BUYER")

                                      AND

                                 ODETICS, INC.
                                   ("SELLER")



                     (C) DIGITAL EQUIPMENT CORPORATION 1993

THIS IS AN UNPUBLISHED WORK WHICH CONTAINS CONFIDENTIAL AND SECRET INFORMATION WHICH IS PROTECTED UNDER THE COPYRIGHT LAWS. THE EXISTENCE OF THE COPYRIGHT NOTICE IS NOT TO BE CONSTRUED AS AN ADMISSION OR PRESUMPTION THAT PUBLICATION HAS OCCURRED. UNAUTHORIZED COPYING IS STRICTLY PROHIBITED. ALL RIGHTS RESERVED.

                                                            REVISED DATE 9/24/93

                                   EXHIBIT B1
                                MATERIAL PRICING

                               PART I - MAGNUM II

Pricing Period: 4/15/93-6/30/95                             Key: "C" Consigned
Shipping Terms: FCA Anaheim, CA                                "N/C" No Charge

-------------------------------------------------------------------------------------------------------------------------
  Item                Description            Notes        Price                              Quantity
------------------------------------------------------------------------------------------------------------------------
                       MATERIAL:
                       --------

  * 1.      Base Unit TL820-AA               1,2              [  ]   (1)           (1)           (1)            (1)

  * 2.      Multi-Unit Controller            2,3,5            [  ]   (1)
  * 3.      Pass Through Mechanism           2,3              [  ]   (1)           (1)           (1)            (1)

  * 4.      Import/Output Device             2,6              [  ]   (1)

  * 5.      Tape Drive Support Kit           2                [  ]   (1)           (1)                          (3)
  * 6.      Drive Integration                2,4              [  ]   (1)           (1)                          (3)

  * 7.      TZ87-DY Tape Drives              9                [  ]   (3)           (3)                          (9)
-------------------------------------------------------------------------------------------------------------------------
                     ACCESSORIES:
                     -----------
    8.      SCSI Cables:                     7                                                                  TBD
  *         a. 6204267-01                    10               [  ]   (1)           (1)
  *         b. 6204266-01                    11               [  ]   (1)           (1)
  *         c. 6204265-01                    12               [  ]   (2)           (2)
  * 9.      SCSI Terminator                  7,13             [  ]   (1)           (2)                          TBD
                 12-41738-01
    10.     Accessory Kit:                   7,8                                                                TBD
  *         a. Operators Manual              1                [  ]   (1)
  *         b. Facilities Planning           1                [  ]   (1)
  *         c. TK85K-07 Cartridge            15,7             [  ]   (7)
  *         d. TK85K-HC Cleaner              15,7             [  ]   (1)
  *         e. DLT User Manual               14               [  ]   (1)
  *         f. AC Power Cord                 1                [  ]   (1)           (1)           (1)
  *         g. Barcode Labels (1000)                          [  ]   (1)
               TL82X-BB
  *         h. Multi-Unit Attach Kit         1                [  ]                 (1)           (1)
  *         i. Diagnostic Manual                              [  ]   (1)
-------------------------------------------------------------------------------------------------------------------------
  *              TOTAL PRICE                                             [  ]         [  ]           [  ]           [  ]
                                                                     TL820-AB      TL820-AC      TL820-AD       All Drives
-------------------------------------------------------------------------------------------------------------------------

*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

                                    PART II
                     Magnum II Customer Orderable Upgrades
    Customer/Digital Field Service Orderable Accessories (ACL5480/Magnum II)

-------------------------------------------------------------------------------------------------------------------------
  ITEM                  DESCRIPTION               NOTES         PRICE                           QUANTITY
-------------------------------------------------------------------------------------------------------------------------
                         UPGRADES:
                         --------
  *  1.      Multi-Unit Controller                2,3              [  ]                           (1)
  *  2.      Import/Outport Device                2,6              [  ]                           (1)                (1)
  *  3.      Tape Drive Support Kit               2                [  ]         (1)
  *  4.      Conversion Manual                                     [  ]         (1)               (1)
     5.      SCSI Cables:
  *          a. 6204267-01                        10               [  ]         (1)
  *          b. 6204266-01                        11               [  ]         (1)
  *          c. 6204265-01                        12               [  ]         (2)
     6.      SCSI Terminator
  *            12-41738-01                                         [  ]         (2)
  *  7.      TZ87-AW Tape Drive                   9                [  ]         (3)
  *  8.      Operators Manual                                      [  ]                           (1)
  *  9.      Facilities Planning                                   [  ]                           (1)
  *  10.     PTM Cover                                             [  ]                           (1)
-------------------------------------------------------------------------------------------------------------------------
  *                            TOTAL PRICE                                     [  ]              [  ]               [  ]
                                                                             TL82X-UC          TX82X-UB           TL82X-AA
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
  Item                  Description               Notes         Price        Customer      Field Service
-------------------------------------------------------------------------------------------------------------------------
                        ACCESSORIES:
                        -----------

  *  11.     Alignment Tool                                        [  ]                            X
             a. 6208110-03 ACL5480
             b. 6208150-01 Magnum II

  *  12.     Software Diagnostic Kit                               [  ]                            X
  *  13.     Field Service Manual                                  [  ]                            X

  *  14.     Cartridge Bin Pack                                    [  ]          X                 X
             a. 6203100-01 ACL5480
             b. 6203300-01 Magnum II
  *  15.     Software Diagnostics Manual                           [  ]                            X

  *  16.     IOD Guide                                             [  ]                            X

  *  17.     Operators Manual                                      [  ]                            X
  *  18.     Facilities Planning                                   [  ]                            X

  *  19.     Extra Cartridge Sets                                  [  ]          X                 X
-------------------------------------------------------------------------------------------------------------------------

*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

                              PART III - MAGNUM II

                              Consignment Material


--------------------------------------------------------------------------
                                                                CONSIGNED
 --------------------------------------------------------------------------
 ITEM                  DESCRIPTION               NOTES          YES/NO

   1.      TZ87-AW Tape Drive                         9            Yes

   2.      TK85K-07 Cartridge                        15            Yes

   3.      TK85K-HC Head Cleaner                     15            Yes

   4.      SCSI Cable (3)                           10,16          No

   5.      SCSI Cable (2)                           11,16          No

   6.      SCSI Cable (5)                           12,16          No

   7.      SCSI Terminator
             12-41738-01                             13            No
--------------------------------------------------------------------------

                                     NOTES

(1) Prices for base units include (24) bin packs and the costs for all packaging, packing, crating, shipping labels, power cords, multi- unit attachment kit, and labor to install all SCSI cables and terminators as referenced in Exhibit A.

(2)      Prices are firm for the pricing period.

(3) Prices are the same for either Magnum or ACL5480 Material, whether installed at Seller's factory or sold as a customer orderable option with installation kit for ACL5480 Material only.

(4) Prices include labor to install (3) DLT tape drives, system integration and test. For the All Drive library option, prices are based upon the multiple of (3) drives.

(5) Prices for Magnum Material include labor and materials to install MUC, one (1) SCSI cable, one (1) SCSI terminator, loop's back cable, RS232 cable, and bulkhead.

(6) Prices include installation kit. For Magnum II, IOD is left hinge mount only. Prices are the same for either Magnum or ACL5480 Material.

(7) Prices are firm for a period of one (1) year and are based upon the terms contained in Section IV, Paragraph E, of the Agreement. Accessories ar distinguished as follows.

         a. Consigned material shall have the letter "C" in the price column. There are either no charges for labor to install consigned material or labor charges are included in Material prices.

         b. If Seller in supplying a Buyer qualified Accessory, Buyer's part number shall be referenced.

         c. If Seller is supplying a Seller qualified Accessory, Seller's part number shall be referenced.

         Where an N/C "No Charge" is shown, prices for Accessory is included in the Material prices.

(8) Materials contained in the Accessory kit varies by Library option and shall be included with each Library shipped.

(9)      Includes User Manuals, one (1) per library.

(10)     Refer to T Tran's BOM Reference #3.

(11)     Refer to T Tran's BOM Reference #2.

(12)     Refer to T Tran's BOM Reference #5.

(13)     Refer to T Tran's BOM Reference #0.

(14)     TZ87-DY User Manual consigned with Part I, Item #6.

(15) It is Buyer's goal to authorize Seller to acquire DLT data cartridges and cleaners directly from Buyer's OEM supplier no later than the FRS of Magnum II. Until such time, Buyer will consign this material.

(16) Seller is currently acquiring SCSI cables from Seller's qualified supplier. It is Buyer's goal to qualify these cables with a Digital qualified supplier. Once qualified, Digital part numbers will be inserted in the Description column.

                               PART IV - ACL5480
                                Material Pricing


---------------------------------------------------------------------------------------------------------------------------------
  Item         Description       Notes      Price                                         Quantity
---------------------------------------------------------------------------------------------------------------------------------
                MATERIAL:
                --------
  *  1.    Base Unit             1,2            [  ]   1           1           1           1           1           1          1
  *  2.    Multi-Unit                           [  ]               1           1                       1           1
     3.    Controller
  *        Pass Through                         [  ]               2           1           1                       1          1
     4.       Mechanism
  *        Import/Outport                       [  ]                                                               1          1
     5.       Device
  *        STK Bar Code                         [  ]
  *  6.      Reader              4              [  ]               1
           Cabinet
           Interconnect
---------------------------------------------------------------------------------------------------------------------------------
  *      TOTAL PRICE                                        [  ]        [  ]        [  ]        [  ]        [  ]       [  ]    [  ]
         Digital Part Number                         30-41590-01 30-41591-01 30-41591-02 30-41591-03
         Digital Option Number   5                      TL3XA-AA    TL3XB-AA    TL3XB-BA    TL3XB-CA
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
  Item         Description       Notes      Price                                         Quantity
---------------------------------------------------------------------------------------------------------------------------------
                MATERIAL:
                --------

  *  1.    Base Unit             1,2            [  ]   1           1           1           1           1           1
  *  2.    Multi-Unit                           [  ]               1           1           1
     3.    Controller
  *        Pass Through                         [  ]                           1           1           1           1
     4.       Mechanism                                                                    1                       1
  *        Import/Outport                       [  ]
  *  5.       Device                            [  ]   1           1           1           1           1           1
           STK Bar Code Reader
  *  6.    Cabinet               4              [  ]
           Interconnect
---------------------------------------------------------------------------------------------------------------------------------
  *      TOTAL PRICE                                        [  ]        [  ]        [  ]        [  ]        [  ]       [  ]
         Digital Part Number
         Digital Option Number
---------------------------------------------------------------------------------------------------------------------------------



See NOTES next page.

*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

                                PART V - ACL5480
                          Upgrades/Accessories Pricing


----------------------------------------------------------------------------------------------------------------------
  Item         Description          Notes     Price                                       Quantity
----------------------------------------------------------------------------------------------------------------------
                UPGRADES:
                --------
  * 1.   Multi Unit Controller                  [  ]                             1                                1
    2.   Pass Through
  *         Mechanism                           [  ]                             1                                1
  * 3.   Import/Outport Device                  [  ]   1          1                                               1
  * 4.   STK Bar Code Reader                    [  ]                                                    1
  * 5.   Cabinet Interconnect       4           [  ]
----------------------------------------------------------------------------------------------------------------------
         TOTAL PRICE                                       [  ]           [  ]       [  ]        [  ]      [  ]
         Digital Part Number                        30-41588-01    30-41588-02
         Digital Option Number                         TL3XU-AA       TL3XU-BA
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
  Item         Description          Notes     Price    Customer   Field
                                                                  Service
----------------------------------------------------------------------------------------------------------------------
               ACCESSORIES:
               -----------

    1.   Add-On Binpacks
  *        P/N TBD                              [  ]       X            X

    2.   Cartridge Set
  *        P/N TBD                  3           [  ]       X            X
----------------------------------------------------------------------------------------------------------------------

NOTES:

1 Includes 3 of 9 Bar Code Reader and depending on tape drive custom mounting kits.

2.       Mounting Kit type must be determined at time of order placement.

3. Cartridge Set is 280 Data and 8 Cleaning Cartridges with sequentially number 3 of 9 bar code labels.

4.       Cabinet Interconnect is required when connecting 2 units together.

5.       Columns with no Digital part number are future libraries options.





      Quantities with Digital part and option numbers are other possible configurations.

*CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

                                   EXHIBIT B2

                           SPARES AND REPAIRS PRICING

                                       TO

                             BASIC ORDER AGREEMENT

                                    BETWEEN

                         DIGITAL EQUIPMENT CORPORATION
                                   ("BUYER")

                                      AND

                                 ODETICS, INC.
                                   ("SELLER")





                     (C) DIGITAL EQUIPMENT CORPORATION 1993

THIS IS AN UNPUBLISHED WORK WHICH CONTAINS CONFIDENTIAL AND SECRET INFORMATION WHICH IS PROTECTED UNDER THE COPYRIGHT LAWS. THE EXISTENCE OF THE COPYRIGHT NOTICE IS NOT TO BE CONSTRUED AS AN ADMISSION OR PRESUMPTION THAT PUBLICATION HAS OCCURRED. UNAUTHORIZED COPYING IS STRICTLY PROHIBITED. ALL RIGHTS RESERVED.

EXHIBIT B2

SPARES AND REPAIRS PRICING

         This Exhibit sets forth the additional conditions under which Seller shall provide Spares and Repairs to Buyer.

1. Buyer may purchase Spares on a forty-five (45) day, five (5) business day, P-1 twenty-four (24) hour, or Next Flight Out (Hereinafter "NFO") LEADTIME basis; and in the case of Repairs, on a thirty (30) day or five (5) business day LEADTIME basis, both Spares and Repairs offered at the discounts from list prices stipulated herein through the ordering centers listed in Exhibit B3. Seller may replace Spares returned under warranty with either new, refurbished to like-new, or repaired Spares.

         The terms for P-1 Purchase Orders are defined in the Agreement and for the purposes of this exhibit also refer equally to twenty-four (24) hour drop ship Purchase Orders. Seller agrees to acknowledge P-1 Orders within 4 hours of receipt of order, 24 hours per day, 365 days per year. Seller agrees to deliver Spares within 24 hours of acknowledgment to the FCA point.

         NFO Purchase Orders also require the same acknowledgment and delivery terms except Seller is required to take extraordinary measures to insure the Spares are delivered to the designated air carrier whose flight departure and arrival assures the earliest delivery of Spares to Buyer's designated delivery point.

         Except in the case of NFO Purchase Orders, Delivery shall be FCA Origin at Seller's Services address located in Exhibit B3. NFO Purchases shall be FCA LAX or Orange County, however, by mutual agreement, Seller shall arrange all transportation and bill Buyer separately for transportation charges emanating from the airport to the delivery point.

* 2.     [  ].

         Discounts off of list price for the remaining Spares LEADTIMEs and Repairs are as follows:

                                                          Discount       % Of List
*        Spares  5 business days           -                [  ]             [  ]
*        Spares  P-1 24 hours              -                [  ]             [  ]
*        Spares  NFO                       -                [  ]             [  ]
*        Repairs  30 day LEADTIME          -                [  ]             [  ]
*        Repairs  5 day Exchange           -                [  ]             [  ]




*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

3. Trunk Spares kits are the mutually agreed upon list of Spares which Buyer shall order in support of installed libraries. The quantity of kits ordered will be based upon the geographical distribution and quantity of installed libraries. The parties may mutually agree to amend the Trunk Spares list as Buyer deems necessary to support Buyer's customer. It is understood by the parties that the Trunk Spare Kit contains only those Spares and Expendables most likely to require maintenance or field replacement.

4. The Spares Price List shall be updated quarterly by Seller. The list shall contain at a minimum Buyer/Seller's Part Number, Description, List Price, a key designating whether the part is common to ACL5480 and Magnum II or unique. A key for ordering Trunk Spares, as well as a designation of the Spare as either a FRU or an Expendable, and in the case of FRU's whether it is repairable. In addition list the MTBF and/or field failure rate.

5. Buyer understands the discounted prices contained in the Exhibit have been determined based on Buyer's purchase of Material in accordance with the provisions of Section XXVI, GENERAL, herein. Buyer agrees that all Spares and Repairs purchased from Seller at these prices shall be used by Buyer only for performing warranty service or maintenance in respect to the Material purchased under the terms of this Agreement.

6. In the event Buyer returns Spares or Repairs during the Material warranty period and after investigation by Seller, the Spare or Repair
* was found not to be defective (NTF), Seller may collect from Buyer [ ] for each NTF returned as a service and handling charge and not as a penalty. Seller shall not begin charging for NTFs until six (6) months following Buyer's FRS of Magnum Material.

         Seller shall promptly notify Buyer of any NTF occurrence so the parties can arrive at a mutually agreed upon remedy. If after reaching a remedy, Seller continues to experience NTF's; Seller may request from Buyer an emergency Business Review once the percentage of NTF's exceeds by more than 10% of the total of the same part number being returned over a period of ninety (90) days or ten (10) NTF's whichever occurs first.

         The same terms shall apply for Consigned Materials which Seller returns to Buyer and Buyer determines is NTF. These terms shall also apply to materials received by either party and are considered Dead on Arrival "DOA" as defined in Exhibit M. If either Buyer or Seller experiences a DOA which can be confirmed by the other party as being defective, the party which has returned the material as a DOA may collect the handling charge from the other party.

7.       Warranty Management, Credits, Surcharges:

         Material returned to Seller shall be in accordance with the provisions of Exhibit I. Seller shall maintain an accurate accounting of all Material, Spares, and Repairs returned by Buyer during the original warranty period. For each item of Material, Spare or Repair returned under warranty shall be replaced with its replacement equivalent at no charge. Material rejected by Buyer may at Buyer's option be returned for credit only.

*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

* All Spares in excess of [ ] based upon the forty-five (45) day LEADTIME price and Repairs based upon the thirty (30) day LEADTIME price shipped to Buyer shall contain an easily identified serial number which Seller warrants contains a traceable ship date to effect warranty credit management.

         Buyer shall identify the returns by serial number along with the defect code or any other field failure report Buyer may have. Seller shall determine whether the return is either in or out of warranty and credit Buyer appropriately.

         Buyer shall not return any Spare with a value less than $100 based upon the forty-five (45) day LEADTIME price regardless of its warranty status including the drive belt which shall not be returned regardless of its value.

         In the event Buyer requires Seller to repair or replace a Spare or Repair under warranty within five (5) business days, BUYER SHALL PAY A FIVE (5) PERCENT SURCHARGE BASED UPON THE FORTY-FIVE (45) DAY LEADTIME PRICE CONTAINED IN THIS EXHIBIT FOR EACH ITEM.

8.       Reports:

         Seller agrees to provide the following reports for Buyer's internal use along with the quarterly Spare/Repairs Price List update:

         A. A listing of each item of Material by serial number delivered to Buyer or Buyer's customer and the number of months remaining in warranty.

         B. A list of Spares and Repairs shipped to date by part number with total quantity and value.

         C. A detailed listing of each major FRU shipped by serial number and warranty remaining.

         D. A report detailing the total Spares and Repairs returned to Seller with a defect analysis comparing failure rates.

         E. An exception report detailing NTF's, DOA's, and other erroneous events.





*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

Odetics Data Management
27-Aug-93
Spare Parts Price List - Digital
                                     SAMPLE

------------------------------------------------------------------------------------------------
             Odetics        Digital                                        List           Part
               P/N            P/N       Description                     Unit Price      Category
------------------------------------------------------------------------------------------------
   * 1    6203810-1000                  Drive Motor Power Supply            [  ]     Magnum II

   * 2                                  Stepper Motor PWA                   [  ]     Magnum II

   * 3                                  Stepper Motor Assy                  [  ]     Magnum II

   * 4                                  IEC 320                             [  ]     Magnum II

   * 5                                  11 Pack (X3)                        [  ]     Magnum II

   * 6                                  DLT Extension Axis Assy             [  ]     Magnum II

   * 7                                  Aztec Logic Power Supply            [  ]     5480/Mag II

   * 8                                  Single Motor Power Supply           [  ]     5480/Mag II

   * 9                                  Front Door Switch                   [  ]     5480/Mag II

  * 10                                  Rear Door Switch                    [  ]     5480/Mag II

  * 11                                  Barcode Scanner                     [  ]     5480/Mag II

  * 12                                  Carousel Home/Face Sensor           [  ]     5480/Mag II

  * 13                                  Fan                                 [  ]     5480/Mag II

  * 14                                  Carousel Drive Belt                 [  ]     5480/Mag II

  * 15                                  Extension Drive Belt                [  ]     5480/Mag II

  * 16                                  Vertical Drive Belt                 [  ]     5480/Mag II

  * 17                                  Robotics Controller PWA             [  ]     5480/Mag II

  * 18                                  Actuator PWA                        [  ]     5480/Mag II

  * 19                                  Double Encoder Carousel             [  ]     5480/Mag II

  * 20                                  Marway Distribution                 [  ]     5480/Mag II

  * 21                                  Brushed Vertical Motor              [  ]     5480/Mag II

  * 22                                  Umbilical Cable Assy                [  ]     5480/Mag II

  * 23                                  Control Panel PWA                   [  ]     5480/Mag II

  * 24                                  Light Curtain Emitter               [  ]     5480/Mag II

  * 25                                  Light Curtail Detector PWA          [  ]     5480/Mag II

  * 26                                  Plastic Binpack                     [  ]          5480

  * 27                                  Extension Axis Assy                 [  ]          5480

    28

    29

    30
------------------------------------------------------------------------------------------------


--------------------------------------------------------------
           Trunk               Part                  MTBF
           Spare               Type                 Hours
--------------------------------------------------------------
   * 1       N            FRU-Repairable             6,900

   * 2       Y              Expendable               2,600

   * 3       Y          FRU-Non-repairable          35,111

   * 4       N              Expendable

   * 5       N          FRU-Non-repairable

   * 6       N          FRU-Non-repairable

   * 7       N          FRU-Non-repairable

   * 8       N          FRU-Non-repairable

   * 9       Y          FRU-Non-repairable

  * 10       Y          FRU-Non-repairable

  * 11       Y            FRU-Repairable

  * 12       Y            FRU-Repairable

  * 13       Y            FRU-Repairable

  * 14       Y              Expendable

  * 15       Y              Expendable

  * 16       Y            FRU-Repairable

  * 17       N            FRU-Repairable

  * 18       N          FRU-Non-repairable

  * 19       N          FRU-Non-repairable

  * 20       N            FRU-Repairable

  * 21       N              Expendable

  * 22       N              Expendable

  * 23       Y              Expendable

  * 24       Y            FRU-Repairable

  * 25       Y          FRU-Non-repairable

  * 26       Y              Expendable

  * 27       Y            FRU-Repairable

    28

    29

    30
--------------------------------------------------------------

*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

                 Digital Equipment Corporation
                 334 South Street
                 Shrewsbury, Massachusetts 01545-4195
                 508.841.3111



                                January 11, 1994
DIGITAL

Mr. Richard Speyer
Odetics
Data Management Systems Division
1515 South Manchester Avenue
Anaheim, CA 92802

Dear Mr. Speyer:

Persuant to the terms of Basic Order Agreement #13844, Section 23 Notices,
Section 26 General and specifically Section 4 Pricing paragraph E, the following items have been changed in Exhibits B1 and B3.

Exhibit B1 Material Pricing:

         9.      In Part I remove Line #4 Import/Outport Device from part
*                #TL820-AB and change the cost from [  ] to [  ].

         10. Add TL82X-AA Import/Outport Device to Part II as a customer orderable upgrade.

         11.     Change part number TZ87-DY to TZ87-AW.

         12.     Add part number TL82X-BB to Item #9G Barcode Labels (1000).

         13.     Add Note 7 to item #8 SCSI Terminator.

         14. Add revision date January 10, 1994 to lower right hand corner of the cover page.

Exhibit B3 Worldwide Ordering & Selling Locations:

         1.      Add Buyer's address:  9 Northeast Blvd, Salem, NH 03079.

         2. Differentiate between the Magnum Material and the ACL5480 Material with key's M1 denoting Magnum Material and M2 denoting ACL5480 Material.

         3.      Change revisions date from 7/93 to January 10, 1994.


*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

Digital Equipment Corporation
                                                              Mr. Richard Speyer
                                                                January 11, 1994
                                                                          Page 2


IN WITNESS WHEREOF, the authorized representatives of the parties have executed these changes under seal as of the date(s) set forth below.

ODETICS, INC.                          DIGITAL EQUIPMENT CORPORATION
(Seller)                               (Buyer)

By   /s/ Richard Speyer                By  /s/ Harvey Perlman
   ------------------------              ---------------------------------
       Richard Speyer                    Harvey Perlman
                                         Acquisition Manager

Date 20 Jan 94                         Date  January 12, 1994
     ----------------------                -------------------------------

                                   EXHIBIT B1

                                MATERIAL PRICING

                                       TO

                             BASIC ORDER AGREEMENT

                                    BETWEEN

                         DIGITAL EQUIPMENT CORPORATION
                                   ("BUYER")

                                      AND

                                 ODETICS, INC.
                                   ("SELLER")



                     (C) DIGITAL EQUIPMENT CORPORATION 1993

THIS IS AN UNPUBLISHED WORK WHICH CONTAINS CONFIDENTIAL AND SECRET INFORMATION WHICH IS PROTECTED UNDER THE COPYRIGHT LAWS. THE EXISTENCE OF THE COPYRIGHT NOTICE IS NOT TO BE CONSTRUED AS AN ADMISSION OR PRESUMPTION THAT PUBLICATION HAS OCCURRED. UNAUTHORIZED COPYING IS STRICTLY PROHIBITED. ALL RIGHTS RESERVED.


                              REVISED DATE 1/10/94

                                        EXHIBIT B1

                                MATERIAL PRICING
                               PART I - MAGNUM II
Pricing Period: 4/15/93 - 6/30/95                          Key: "C" Consigned
Shipping Terms: FCA Anaheim, CA                              "N/C" No Charge

------------------------------------------------------------------------------------------------------------------
  ITEM            DESCRIPTION           NOTES     PRICE                             Quantity
------------------------------------------------------------------------------------------------------------------
                   MATERIAL:
                   --------

  * 1.    Base Unit TL820-AA            1,2            [  ]       (1)           (1)            (1)          (1)

  * 2.    Multi-Unit Controller         2,3,5          [  ]       (1)

  * 3.    Pass Through Mechanism        2,3            [  ]       (1)           (1)            (1)          (1)

  * 4.    Tape Drive Support Kit        2              [  ]       (1)           (1)                         (3)

  * 5.    Drive Integration             2,4            [  ]       (1)           (1)                         (3)

  * 6.    TZ87-AW Tape Drives           9              [  ]       (3)           (3)                         (9)
------------------------------------------------------------------------------------------------------------------
                 ACCESSORIES:
                 -----------

    7.    SCSI Cables:                  7                                                                   TBD
  *       a. 6204267-01                 10        [  ]            (1)           (1)
  *       b. 6204266-01                 11        [  ]            (1)           (1)
  *       c. 6204265-01                 12        [  ]            (2)           (2)

  * 8.    SCSI Terminator               7,13      [  ]            (1)           (2)                         TBD
            12-41738-01

    9.    Accessory Kit:                7,8                                                                 TBD
  *       a. Operators Manual           1         [  ]            (1)
  *       b. Facilities Planning        1         [  ]            (1)
  *       c. TK85K-07 Cartridge         15,7      [  ]            (7)
  *       d. TK85K-HC Cleaner           15,7      [  ]            (1)
  *       e. DLT User Manual            14        [  ]            (1)
  *       f. AC Power Cord              1         [  ]            (1)           (1)            (1)
  *       g. Barcode Labels (1000)                [  ]
             TL82X-BB
  *       h. Multi-Unit Attach Kit      1         [  ]            (1)           (1)            (1)
------------------------------------------------------------------------------------------------------------------
  *                      TOTAL PRICE                          [  ]          [  ]           [  ]          [  ]
                                                              TL820-AB      TL820-AC       TL820-AD      All Drive
------------------------------------------------------------------------------------------------------------------





*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

                                    PART II
                     Magnum II Customer Orderable Upgrades
    Customer/Digital Field Service Orderable Accessories (ACL5480/Magnum II)

------------------------------------------------------------------------------------------------------------
  ITEM             DESCRIPTION            NOTES     PRICE                                 Quantity
------------------------------------------------------------------------------------------------------------
                    UPGRADES:
                    --------

  * 1.    Multi-Unit Controller           2,3             [  ]                        (1)
  * 2.    Import/Outport Device           2,6             [  ]                        (1)             (1)
  * 3.    Tape Drive Support Kit          2               [  ]        (1)
  * 4.    Conversion  Manual                              [  ]        (1)             (1)
    5.    SCSI Cables:
  *       a. 6204267-01                   10              [  ]        (1)
  *       b. 6204266-01                   11              [  ]        (1)
  *       c. 6204265-01                   12              [  ]        (2)
  * 6.    SCSI Terminator
  *          12-41738-01                                  [  ]        (2)
  * 7.    TZ87-DY Tape Drive              9               [  ]        (3)
  * 8.    Operators Manual                                [  ]                        (1)
  * 9.    Facilities Planning                             [  ]                        (1)
  * 10.   PTM Cover                                       [  ]                        (1)
------------------------------------------------------------------------------------------------------------
                          TOTAL PRICE                                [  ]             [  ]            [  ]
                                                                   TL82X-UC         TL82X-UB        TL82X-AA
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
  ITEM             DESCRIPTION            NOTES     PRICE          CUSTOMER      FIELD SERVICE
------------------------------------------------------------------------------------------------------------
                   ACCESSORIES:
                   -----------

  * 11.   Alignment Tool                                  [  ]                         X
          a. 6208110-03 ACL5480
          b. 6208150-01 Magnum II

  * 12.   Software Diagnostic Kit                         [  ]                         X

  * 13.   Field Service Manual                            [  ]                         X

  * 14.   Cartridge Bin Pack                              [  ]         X               X
          a. 6203100-01 ACL5480
          b. 6203300-01 Magnum II

  * 15.   Software Diagnostics Manual                     [  ]                         X

  * 16.   IOD Guide                                       [  ]                         X

  * 17.   Operators Manual                                [  ]                         X

  * 18.   Facilities Planning                             [  ]                         X

  * 19.   Extra Cartridge Sets                            [  ]         X               X
------------------------------------------------------------------------------------------------------------

*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

                              PART III - MAGNUM II

                              Consignment Material


------------------------------------------------------------------
  ITEM              DESCRIPTION            NOTES      CONSIGNED
                                                        YES/NO
------------------------------------------------------------------
  1.         TZ87-AW Tape Drive           9              Yes

  2.         TK85K-07 Cartridge           15             Yes

  3.         TK85K-HC Head Cleaner        15             Yes

  4.         SCSI Cable (3)               10,16           No

  5.         SCSI Cable (2)               11,16           No

  6.         SCSI Cable (5)               12,16           No

  7.         SCSI Terminator
                12-41738-01               13              No
------------------------------------------------------------------

NOTES

(1) Prices for base units include (24) bin packs and the costs for all packaging, packing, crating, shipping labels, power cords, multi-unit attachment kit, and labor to install all SCSI cables and terminators as referenced in Exhibit A.

(2)      Prices are firm for the pricing period.

(3) Prices are the same for either Magnum or ACL5480 Material, whether installed at Seller's factory or sold as a customer orderable option with installation kit for ACL5480 Material only.

(4) Prices include labor to install (3)DLT tape drives, system integration and test. For the All Drive library option, prices are based upon the multiple of (3) drives.

(5) Prices for Magnum Material include labor and materials to install MUC, one (1) SCSI cable, one (1) SCSI terminator, loop's back cable, RS232 cable, and bulkhead.

(6) Prices include installation kit. For Magnum II, IOD is left hinge mount only. Prices are the same for either Magnum or ACL5480 Material.

(7) Prices are firm for a period of one (1) year and are based upon the terms contained in Section IV, Paragraph E, of the Agreement. Accessories are distinguished as follows.

         a. Consigned material shall have the letter "C" in the price column. There are either no charges for labor to install consigned material or labor charges are included in Material prices.

         b. If Seller in supplying a Buyer qualified Accessory, Buyer's part number shall be referenced.

         c. If Seller is supplying a Seller qualified Accessory, Seller's part number shall be referenced.

         Where an N/C "No Charge" is shown, prices for Accessory is included in the Material prices.

(8) Materials contained in the Accessory kit varies by Library option and shall be included with each Library shipped.

(9)      Includes User Manuals, one (1) per library.

(10)     Refer to T Tran's BOM Reference #3.

(11)     Refer to T Tran's BOM Reference #2.

(12)     Refer to T Tran's BOM Reference #5.

(13)     Refer to T Tran's BOM Reference #0.

(14)     TZ87-AW User Manual consigned with Part I, Item #6.

(15) It is Buyer's goal to authorize Seller to acquire DLT data cartridges and cleaners directly from Buyer's OEM supplier no later than the FRS of Magnum II. Until such time, Buyer will consign this material.

(16) Seller is currently acquiring SCSI cables from Seller's qualified supplier. It is Buyer's goal to qualify these cables with a Digital qualified supplier. Once qualified, Digital part numbers will be inserted in the Description column.

                               PART IV - ACL 5480
                                Material Pricing

-----------------------------------------------------------------------------------------------------------------------------------
  ITEM           DESCRIPTION         NOTES     PRICE                                        QUANTITY
-----------------------------------------------------------------------------------------------------------------------------------
                  MATERIAL:
                  --------

  * 1.    Base Unit                  1,2          [  ]           1          1         1           1          1          1         1
  * 2.    Multi-Unit Controller                   [  ]                      1         1                      1          1
  * 3.    Pass Through Mechanism                  [  ]                      2         1           1                     1         1
  * 4.    Inport/Outport Device                   [  ]                                                                  1         1
  * 5.    STK Bar Code Reader                     [  ]
  * 6.    Cabinet Interconnect       4            [  ]                      1
-----------------------------------------------------------------------------------------------------------------------------------
            TOTAL PRICE                                  [  ]        [  ]        [  ]         [  ]       [  ]       [  ]       [  ]
        DIGITAL PART NUMBER                              30-41590-01 30-41591-01 30-41591-02  30-41591-03
       DIGITAL OPTION NUMBER         5                   TL3XA-AA    TL3XB-AA    TL3XB-BA     TL3XB-CA
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  ITEM           DESCRIPTION         NOTES     PRICE                                        QUANTITY
-----------------------------------------------------------------------------------------------------------------------------------
                  MATERIAL:
                  --------

  * 1.    Base Unit                  1,2          [  ]           1          1         1           1          1          1
  * 2.    Multi-Unit Controller                   [  ]                      1         1           1
  * 3.    Pass Through Mechanism                  [  ]                                1           1          1          1
  * 4.    Inport/Outport Device                   [  ]                                            1                     1
  * 5.    STK Bar Code Reader                     [  ]           1          1         1           1          1          1
  * 6.    Cabinet Interconnect       4            [  ]
-----------------------------------------------------------------------------------------------------------------------------------
                      TOTAL PRICE                             [  ]       [  ]      [  ]        [  ]       [  ]       [  ]
                  Digital Part Number
                 Digital Option Number
-----------------------------------------------------------------------------------------------------------------------------------


See NOTES next page.





*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

                                PART V - ACL5480

                         Upgrades / Accessories Pricing

--------------------------------------------------------------------------------------------------------------------------
  ITEM            DESCRIPTION          NOTES     PRICE                                       QUANTITY
--------------------------------------------------------------------------------------------------------------------------
                   UPGRADES:
                   --------

  * 1.    Multi Unit Controller                      [  ]                                   1                        1
  * 2.    Pass Through Mechanism                     [  ]       1                                                    1
  * 3.    Inport/Outport Device                      [  ]       1             1                                      1
  * 4.    STK Bar Code Reader                        [  ]                                               1
  * 5.    Cabinet Interconnect            4          [  ]
--------------------------------------------------------------------------------------------------------------------------
          TOTAL PRICE                                            [  ]            [  ]        [  ]        [  ]         [  ]
       Digital Part Number                                30-41588-01     30-41588-02
       Digital Option Number                                 TL3XU-AA        TL3XU-BA
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
  ITEM            DESCRIPTION          NOTES     PRICE      CUSTOMER    FIELD
                                                                        SERVICE
--------------------------------------------------------------------------------------------------------------------------
                 ACCESSORIES:
                 -----------

  * 1.    Add-On Binpacks
            P/N TBD                                  [  ]       X          X

    2.    Cartridge Set
  *         P/N TBD                       3          [  ]       X          X
--------------------------------------------------------------------------------------------------------------------------

NOTES:

1. Includes 3 of 9 Bar Code Reader and depending on tape drive custom mounting kits.

2.       Mounting Kit type must be determined at time of order placement.

3. Cartridge Set is 280 Data and 8 Cleaning Cartridges with sequentially number 3 of 9 bar code labels.

4.       Cabinet Interconnect is required when connecting 2 units together.

5.       Columns with no Digital part number are future libraries options.


Quantities without Digital part and option numbers are other possible configurations.





*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

Digital Equipment Corporation
334 South Street
Shrewsbury, Massachusetts 01545-4195
508.841.3111


DIGITAL

March 25, 1994

Mr. Richard Speyer
Odetics
Data Management Systems Division
1515 South Manchester Avenue
Anaheim, CA 92802

Dear Mr. Speyer,

Pursuant to the terms of Basic Order Agreement #13844, Section 23 Notices,
Section 26 General and specifically Section 4, Pricing paragraph E, the following items have been changed in Exhibit B1.

Exhibit B1 Material Pricing:

Add to Accessories Section, Item #9 the following parts:

i.  Diagnostic Manual QTY: 1
j.  Diagnostic Diskett (3.5")  QTY: 1
k.  RS-232 cable  QTY: 1

As agreed, all three items will be added at no charge.

IN WITNESS WHEREOF, the authorized representatives of the parties have executed these changes under seal as of the date(s) set forth below.

ODETICS, INC.                          DIGITAL EQUIPMENT CORPORATION
(Seller)                               (Buyer)


By: /s/ Richard Speyer                 By: /s/ Paula Swanson
    ------------------                    -------------------------
Richard Speyer                             Paula Swanson
Contract Manager                           Purchasing Manager

Date 5 Apr 94                          Date March 25, 1994

ATL Products
an Odetics Company

October 19, 1994

In reply refer to:  RS10194-418

Digital Equipment Corporation
334 South Street, SHR3-2/Y1
Shrewsbury, Massachusetts 01545-4112

Attention: Paula Swanson

Reference: BOA 13844

Subject: Amendment 3

Dear Paula:

Enclosed for your review and approval are two original Amendment 3s to the referenced Agreement. Please execute both copies, return one to the undersigned and retain one for your files.

Should you have any comments or questions regarding the enclosed, please do not hesitate to call.

Sincerely,

/s/ Richard Speyer

Richard Speyer
Contracts Manager
ATL Products, Inc.

RS/co-s

Enclosure

cc:ATL                 DMS                    Digital
K. Daly                J. Johnson             40 Old Boston Road
S. Guzowski            C. Valerio             Stow, Massachusetts 01775-1215
E. Harrison            J. Wiseman             Attention: Dennis King
D. Petit                                                 OG01-1/G13

240 East Palais Road
Anaheim, California 92805-6238
Phone (714) 774-6900
Fax (714) 774-5909

                                  Amendment 3
                                       to
                          Basic Order Agreement 13844
                                    Between
                Odetics Inc., and Digital Equipment Corporation

Pursuant to the terms of Basic Order Agreement #13844, Section 23 Notices,
Section 23 General and specifically Exhibit B2 Spares and Repairs Pricing and in Exhibit B4 Seller's Cumulative Leadtime and Unique Loose Piece Material, the following items have been changed:

Exhibit B2.
A) Change the sample Spares Parts List dated August 27, 1993 to the TL820 End User FRU Price List dated October 19, 1994.

Exhibit B4.
A) Page 2, Definitions/Clarifications, Item 4, change part number 6201680-01 PWA, Carriage QSP1 to part number 6201310-01 Extension Axis.

B) Change Unique Raw Material List dated 9/24/93 to Unique Raw Material List dated 10/19/94 Should you have any further questions, please contact the undersigned.




IN WITNESS WHEREOF, the authorized representatives of the parties have executed these changes under seal as of the date(s) set forth below.

----------------------------------------------------------------------------------------------------------
                                     Odetics, Inc.                         Digital Equipment Corporation
                                       (Seller)                                       (Buyer)
----------------------------------------------------------------------------------------------------------
  Signature                       /s/ Richard Speyer

  Printed Name                      Richard Speyer                                 Paula Swanson

  Title                            Contracts Manager                             Purchasing Manager

  Date                                 19 Oct 94
----------------------------------------------------------------------------------------------------------

ATL Products                  Unique Raw Material


------------------------------------------------------------------------------------------------------------------
                                                                                           Minimum    Maximum
                                                               Estimated    Estimated     Leadtime    Leadtime
                                         Qty Per   Per Unit     Minimum      Maximum       Qty of      Qty of
       P/N            Desc                Unit      Price        Value        Value         Units       Units
------------------------------------------------------------------------------------------------------------------
  *  1 0395035        Fuse                  2       [  ]         [  ]         [  ]           10          15
  *  2 0395036        Fuse                  2       [  ]         [  ]         [  ]           10          15
  *  3 0395038        Fuse                  2       [  ]         [  ]         [  ]           10          15

  *  4 0395058        Fuse                  2       [  ]         [  ]         [  ]           10          15
  *  5 0395059        Fuse                  2       [  ]         [  ]         [  ]           10          15
  *  6 0395060        Fuse                  2       [  ]         [  ]         [  ]           10          15
  *  7 0395063        Fuse                  2       [  ]         [  ]         [  ]           10          15
  *  8 0395064        Fuse                  2       [  ]         [  ]         [  ]           10          15
  *  9 0395094        Fuse                  2       [  ]         [  ]         [  ]           10          15

  * 10 0395096        Fuse                  2       [  ]         [  ]         [  ]           10          15
  * 11 0395098        Fuse                  2       [  ]         [  ]         [  ]           10          15
  * 12 0395104        Fuse                  2       [  ]         [  ]         [  ]           10          15
  * 13 0395105        Fuse                  2       [  ]         [  ]         [  ]           10          15
  * 14 0405055        TAPE DRIVE            3       [  ]
  * 15 0415497        SCSI TERM.            1       [  ]         [  ]         [  ]           25          38
  * 16 0425012        Cable Assy            1       [  ]         [  ]         [  ]           25          38

  * 17 0525002        Clean Tape            1       [  ]         [  ]         [  ]           10          15
  * 18 0525003        7 Pack                1       [  ]         [  ]         [  ]           10          15
  * 19 0615044        Nut                   2       [  ]         [  ]         [  ]           10          15
  * 20 0725029        Lubricant             1       [  ]         [  ]         [  ]           10          15
  * 21 0725067        Tri Flow              1       [  ]         [  ]         [  ]           10          15
  * 22 0795048        CART LABELS           1       [  ]         [  ]         [  ]           10          15

  * 23 0805000        MANUAL                1       [  ]
  * 24 0995088        Bag                   1       [  ]         [  ]         [  ]           10          15
  * 25 6203082-01     Cover                 1       [  ]         [  ]         [  ]           10          15
  * 26 6203222-01     Label                 1       [  ]         [  ]         [  ]           10          15
  * 27 6203350-01     Rear Panel Assy       1       [  ]         [  ]         [  ]           25          38
  * 28 6203935-01     Panel, Logo           1       [  ]         [  ]         [  ]           10          15

  * 29 6204266-01     CABLE ASSY            1       [  ]         [  ]         [  ]           10          15
  * 30 6204267-01     CABLE ASSY            1       [  ]         [  ]         [  ]           10          15
  * 31 6207120-01     MANUAL                1       [  ]         [  ]         [  ]           10          15
  * 32 6207121-01     MANUAL                1       [  ]         [  ]         [  ]           10          15
  * 33 6207123-01     MANUAL                1       [  ]         [  ]         [  ]           10          15
  * 34 6207129-01     Unpack Inst.          1       [  ]         [  ]         [  ]           10          15

  * 35 6207131-01     Label                 1       [  ]         [  ]         [  ]           10          15
  * 36 6207907-03     Label                 2       [  ]         [  ]         [  ]           10          15
  * 37 6208178-01     SUP MANL              1       [  ]         [  ]         [  ]           10          15
  * 38 6209315-01     Panel, Logo           1       [  ]         [  ]         [  ]           10          15
  *    Total                                                     [  ]         [  ]

       C = Consigned to ATL by Digital
       PRICES PER THE BOA
------------------------------------------------------------------------------------------------------------------

10/19/94                           Company Confidential

*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

ATL Products                      TL 820 End User FRU Price List

-----------------------------------------------------------------------------------------------------
                                                                                          Repairable,
                                                                                              Non
                                                                             End User     Repairable,
            Digital P/N        ATL P/N              Description             Unit Price    Expendable
-----------------------------------------------------------------------------------------------------
 * 1                        0345051        Stepper Motor Assembly                  [  ]       NR
 * 2                        0355032        Power Supply, Switching                 [  ]        R
 * 3                        0355033        Power Supply                            [  ]        R
 * 4                        0355034        Power Supply                            [  ]       NR
 * 5                        0365042        Switch Panel                            [  ]        E
 * 6                        0405024        Optical Sensor                          [  ]        E
 * 7                        0405042        Scanner                                 [  ]        R
 * 8                        0405055        TZ87 Drive                              [  ]
 * 9                        0475009        Fan                                     [  ]        E
 * 10                       0495031        Power Strip                             [  ]        E
 * 11                       0645072        Timing Belt                             [  ]        E
 * 12                       0645083        Belt                                    [  ]        E
 * 13                       6201310-01     Extension Axis                          [  ]        R
 * 14                       6201650-01     Control Panel PCBA                      [  ]        R
 * 15                       6201710-01     Door Interface PCBA                     [  ]        E
 * 16                       6203170-01     Carousel Motor Assembly                 [  ]        R
 * 17                       6203235-01     IEC Power Dist.                         [  ]        R
 * 18                       6203300-01     DLT Binpack                             [  ]        E
 * 19                       6203620-01     Light Curtain Detector, PCBA            [  ]       NR
 * 20                       6203650-01     RS 232 PCBA                             [  ]        R
 * 21                       6204059-01     Switch Assembly, Door                   [  ]        E
 * 22                       6204210-01     Robotics Controller PCBA                [  ]        R
 * 23                       6204220-01     Actuator Driver, PCBA                   [  ]        R
 * 24                       6204230-02     Stepper Motor Drive PCBA                [  ]        R
 * 25                       6204254-01     Umbilical Cable                         [  ]        E
 * 26                       6204280-01     Light Curtain PCBA                      [  ]       NR
 * 27                       6205015-01     PTM Tray Assembly                       [  ]        R
 * 28                       6205735-01     IOD Assembly                            [  ]        R
 * 29                       6209071-03     Differential, MUC Assembly              [  ]        R
 * 30                       6209322-01     Vertical Motor Assembly                 [  ]       NR
 *      TOTAL                                                                      [  ]
-----------------------------------------------------------------------------------------------------



-------------------------------------------------------


         Sparing          MTBF              MSBF
          Level          (Hours)          (Swaps)
-------------------------------------------------------
 * 1                                       240,000,000
 * 2                         690,000
 * 3                                        12,000,000
 * 4                       1,700,000
 * 5                      40,000,000
 * 6                     100,000,000
 * 7                       1,200,000
 * 8
 * 9                         500,000
 * 10                     18,000,000
 * 11                                    1,000,000,000
 * 12                                    1,000,000,000
 * 13                        640,000           750,000
 * 14                      5,800,000
 * 15                     46,000,000
 * 16                                      240,000,000
 * 17                      6,000,000
 * 18                      Very High
 * 19                     12,000,000
 * 20                      8,000,000
 * 21                    110,000,000
 * 22                        310,000
 * 23                        870,000
 * 24                      1,600,000
 * 25                                    1,000,000,000
 * 26                     12,000,000
 * 27                      2,700,000       160,000,000
 * 28                      2,700,000       210,000,000
 * 29                        330,000
 * 30                                      240,000,000
 *      TOTAL
-------------------------------------------------------

+ To the extent the PTM, IOD and MUC are options as well as FRUs, the price was
* established in conjunction with the TL820. The BOA price to Digital is [ ]. These prices are not entitled to any leadtime discounts and must be purchased in accordance with the terms of the BOA regarding forecasting and purchase orders.

October 19, 1994                           Company Confidential

*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

ATL PRODUCTS
AN ODETICS COMPANY


October 25, 1994

In reply refer to:  RS10254-428

Digital Equipment Corporation
334 South Street, SHR3-2/Y1
Shrewsbury, Massachusetts 01545-4112

Attention:  Paula Swanson

Reference:  BOA 13844

Subject:    Amendment 4

Dear Paula:

Enclosed for your review and approval are two original Amendment 4s to the referenced Agreement. Per your request, I have changed 9c to be the "Unit Price" rather than the "Total Price". If you are in agreement with this Amendment, please sign and return one copy to the undersigned.

Should you have any comments or questions regarding the enclosed, please do not hesitate to call.

Sincerely,

\s\ Richard Speyer

Richard Speyer
Contracts Manager
ATL Products, Inc.

RS/co-s

Enclosure

cc:      ATL              DMS              Digital
         K. Daly          J. Johnson       40 Old Boston Road
         S. Guzowski      C. Valerio       Stow, Massachusetts 01775-1215
         E. Harrison      J. Wiseman       Attention:  Dennis King
         D. Petit                                      OG01-1/G13
         M. Spowart
         J. Woolcott


240 East Palais Road
Anaheim, California 92805-6238
Phone (714) 774-6900
Fax (714) 774-5909

                                  AMENDMENT 4
                                       TO
                          BASIC ORDER AGREEMENT 13844
                                    BETWEEN
                ODETICS INC., AND DIGITAL EQUIPMENT CORPORATION
-------------------------------------------------------------------------------

Pursuant to the terms of Basic Order Agreement #13844, Section 23 Notices,
Section 23 General and specifically Exhibit B1 Material Pricing, the following items have been changed by mutual agreement:

EXHIBIT B1.

*  Item 9c should be changed from consigned to a purchase price of [  ] (X7).

*  Item 9d should be changed from consigned to a purchase price of [  ] (X1).

*  The total price for a TL820-AB should be changed from [  ] to [  ]





IN WITNESS WHEREOF, the authorized representatives of the parties have executed these changes under seal as of the date(s) set forth below.

---------------------------------------------------------------------------------------------------
                                   Odetics, Inc.                      Digital Equipment Corporation
                                      (Seller)                                   (Buyer)
---------------------------------------------------------------------------------------------------
 Signature                       /s/ Richard Speyer                         /s/ Paula Swanson

 Printed Name                      Richard Speyer                             Paula Swanson

 Title                           Contracts Manager                         Purchasing Manager

 Date                                24 OCT 94                                27 - Oct. 94
---------------------------------------------------------------------------------------------------





*        CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

ATL PRODUCTS
AN ODETICS COMPANY

January 12, 1995

In reply refer to:  RS01125-010

Digital Equipment Corporation
334 South Street, SHR3-2/Y1
Shrewsbury, Massachusetts 01545-4112

Attention:  Paula Swanson

Reference:  BOA 13844

Subject:    Amendment Number 5

Dear Paula:

Enclosed for your review and approval are two original Amendment 5s to the referenced Agreement. Please execute both copies. Return one copy to the undersigned and retain one for your files.

Should you have any questions or comments regarding the enclosed, please do not hesitate to contact me.

Sincerely,

/s/ Richard Speyer

Richard Speyer
Contracts Manager
ATL Products, Inc.

RS/co-s

Enclosure

cc:      K. Daly
         S. Guzowski
         E. Harrison
         D. Petit
         M. Spowart
         J. Woolcott

         J. Johnson - DMS
         C. Valerio - DMS
         J. Wiseman - DMS

240 East Palais Road
Anaheim, California 92805-6238
Phone (714) 774-6900
Fax (714) 774-5909

                                  AMENDMENT 5
                                       TO
                          BASIC ORDER AGREEMENT 13844
                                    BETWEEN
                ODETICS INC., AND DIGITAL EQUIPMENT CORPORATION
________________________________________________________________________________


Pursuant to the terms of Basic Order Agreement #13844, Section 23 Notices,
Section 23 General and specifically Section I E, Basic Order Agreement, has changed by mutual agreement to read as follows:

"Seller grants Buyer all necessary rights and licenses for Buyer to market, promote, resell, distribute and service the Material and including without limitation, rights and licenses under any applicable patents, copyrights, trademarks, trade secrets, mask works, and other intellectual property rights. Buyer shall have the right to use Seller's name or trademark in connections with any distribution of the Material under this Agreement".





IN WITNESS WHEREOF, the authorized representatives of the parties have executed these changes under seal as of the date(s) set forth below.

---------------------------------------------------------------------------------------------------
                                   Odetics, Inc.                      Digital Equipment Corporation
                                      (Seller)                                   (Buyer)
---------------------------------------------------------------------------------------------------
 Signature                       /s/ Richard Speyer

 Printed Name                      Richard Speyer                             Paula Swanson

 Title                           Contracts Manager                         Purchasing Manager

 Date                                12 JAN 94
---------------------------------------------------------------------------------------------------